United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03541

Asset Management Fund

(Exact name of registrant as specified in charter)

690 Taylor Road, Suite 210 Gahanna, OH 43230

(Address of principal executive offices) (Zip code)

Foreside Management Services, LLC, 690 Taylor Road, Suite 210 Gahanna, OH 43230

(Name and address of agent for service)

Registrant's telephone number, including area code:	(800) 247-9780 – Austin Atlantic Funds
(800) 701-9502 – AAMA Funds

Date of fiscal year end: 6/30

Date of reporting period: 6/30/20

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

AAMA Equity Fund

Ticker: AMFEX

AAMA Income Fund

Ticker: AMFIX

Annual Report

June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-800-701-9502 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-800-701-9502. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

AAMA Funds
Letter To Shareholders	June 30, 2020

Dear Shareholder,

Thank you for investing in the AAMA Funds. This report includes management reviews and audited financial statements for the AAMA Equity Fund and the AAMA Income Fund for the year ended June 30, 2020.

The last twelve months included three distinct trends in the stock market. The first being the general market up-trend that started in December 2018 and continued through the February 2020 high. The second was the compressed and rapid decline from the February high into the lows of the market on March 23, 2020. The third was the rally off the March lows into June 30, 2020. Since September of 2018, there have been two major bull markets and two major bear markets with returns ranging from -33% to +44%. It is an understatement to say that stock market volatility has been elevated over the last two years.

For the twelve months ended June 30, 2020, U.S. Equity market returns were mixed. Large cap indices were led by a handful of large companies. The broader markets have markedly underperformed:

S&P 500 Index	+7.51%
S&P 500 Equal Weighted Index	-3.25%
S&P 400 MidCap Index	-6.70%
S&P 600 SmallCap Index	-11.29%

Fixed income returns over the last twelve months were influenced by the continued declining interest rate cycle. The Bloomberg Barclays Aggregate Bond Index returned 8.74% while shorter term indices as measured by the 1-3 Year Treasury Index returned 4.14%.

We encourage you to take a moment and read the individual fund reviews attached. The first six months of 2020 represents the greatest disruption of the global economy since the great depression and will likely impact the equity and fixed income markets over the next couple of years.

We appreciate your continued use of the AAMA Funds as part of your investment allocations and look forward to assisting you in meeting your long-term investment goals and objectives. As always, we encourage you to continue to work with your investment professional to implement your financial plan based upon your individual goals and objectives.

Sincerely,

Robert D. Baker Co-Portfolio Managers	Philip A. Voelker

AAMA Funds
Letter To Shareholders (Continued)

The S&P 500 Index is an unmanaged index, generally representative of the U.S. Stock Market as a whole. The S&P MidCap 400 Index is an unmanaged index, generally representative of the mid-cap segment of the U.S. equity market. The S&P SmallCap 600 Index is an unmanaged index, generally representative of the small-cap segment of the U.S. equity market. Indexes that are unmanaged, do not reflect fees or expenses and an investor cannot invest directly in an index.

The Bloomberg Barclays Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The 1-3 Year Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury with 1-2.999 years to maturity.

Past performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results. Investing involves risk, including the potential loss of principal. Allocations are subject to change.

AAMA Funds are distributed by Foreside Financial Services, LLC. Advanced Asset Management Advisors, Inc. is the investment adviser to the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. For additional information about the Funds, including fees, expenses, and risks, view our prospectus online at www.aamafunds.com or call 800-701-9502. Read the prospectus carefully before you invest or send money.

AAMA Equity Fund
Management Discussion of Fund Performance
June 30, 2020 (Unaudited)

AAMA Equity Fund returned 3.41% for the 12 months ended June 30, 2020. This can be compared to the S&P 500 Index (S&P 500) return of 7.51% and the Equal-Weighted S&P 500 Index loss of -3.25%. Underlying market weakness over the period is further illustrated with the S&P 400 MidCap Index loss of -6.70% and the S&P 600 SmallCap Index loss of -11.29%. The significant difference between the market cap-weighted and equal-weighted S&P 500 indices emphasizes the fact that a handful of large companies contributed an outsized portion of the headline index return for the year. Six companies now represent over 25% of the total S&P 500 market capitalization. The AAMA Equity Fund has owned 4 of these 6 largest companies over the last year, but our diversification guidelines keep our exposure well below 25% of the portfolio.

Not surprisingly, many of the largest individual stock contributors to Fund results were in the technology sector including Apple, Microsoft, Adobe, Applied Materials and Qualcomm. The top ten contributors were rounded out with Amazon, T-Mobile, Alphabet (Google), Bristol Myers, and Kroger. The ten largest single stock detractors from performance were dominated by economically sensitive sectors and economic shutdown victims. Nine of these names were eliminated from the portfolio with many sales occurring in April – after the initial rebound in stock prices from the March 23rd low. The eliminations include Boeing, Carnival, and Schlumberger as well as three financial sector holdings (BankAmerica, U.S. Bancorp, and Truist).

The AAMA Equity Fund held a higher than normal cash equivalent position over the year - ranging from 10 to 20% of the portfolio. Our equity valuation discipline relies heavily on stock prices relative to historical levels of price compared of sales, earnings and cash flow. Valuations have been relatively high across many sectors and the outlook for earnings growth has been weak for nearly two years. Most economic and earnings forecasts that were simply cautious six months ago have been cut dramatically. We continue to look for opportunities to add holdings that meet our quality, valuation, and growth criteria.

The small and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. Small and mid-capitalization companies may have limited product lines, markets and management groups.

The S&P 500 Index is an unmanaged index, generally representative of the U.S. Stock Market as a whole. The S&P MidCap 400 Index is an unmanaged index, generally representative of the mid-cap segment of the U.S. equity market. The S&P SmallCap 600 Index is an unmanaged index, generally representative of the small-cap segment of the U.S. equity market. The S&P 500 Equal Weight Index (EWI) is designed to be a size-neutral version of the S&P 500 Index. It includes the same constituents as the cap-weighted S&P 500 Index, but each company in the S&P 500 EWI is allocated the same weight at each quarterly rebalance. Indexes that are unmanaged, do not reflect fees or expenses and an investor cannot invest directly in an index.

Diversification does not guarantee a profit or protect against loss in a declining market. Sectors and allocations are subject to change. Past performance does not guarantee future results.

AAMA Equity Fund
Management Discussion of Fund Performance
(Continued) (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
AAMA Equity Fund versus the S&P 500® Index*

Average Annual Total Returns (for the periods ended June 30, 2020)
	1 Year	Since Inception(c)
AAMA Equity Fund(a)(b)	3.41%	7.63%
S&P 500® Index*	7.51%	10.73%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The total expense ratio as disclosed in the October 28, 2019 prospectus was 1.23%.
(c)	Inception date of the Fund is June 30, 2017. The Fund commenced operations on July 3, 2017.
*

The S&P 500® Index is an unmanaged index generally representative of the U.S. Stock Market as a whole. Indexes that are unmanaged do not reflect fees or expenses, and an investor cannot invest directly in an index.

The Fund and S&P 500® Index returns presented include the reinvestment of dividends and interest.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance, please call 1-800-701-9502.

AAMA Equity Fund Schedule of Portfolio Investments June 30, 2020
COMMON STOCKS — 52.5%	Shares	Fair Value
AEROSPACE & DEFENSE — 0.8%
Raytheon Technologies Corporation	46,696	$2,877,408

AIR FREIGHT & LOGISTICS — 0.6%
United Parcel Service, Inc. - Class B	20,000	2,223,600

BANKS — 1.0%
JPMorgan Chase & Company	37,400	3,517,844

BEVERAGES — 1.0%
PepsiCo, Inc.	26,400	3,491,664

BIOTECHNOLOGY — 1.0%
Amgen, Inc.	15,000	3,537,900

BUILDING PRODUCTS — 0.6%
Masco Corporation	43,200	2,169,072

COMMUNICATIONS EQUIPMENT — 0.9%
Cisco Systems, Inc.	71,600	3,339,424

CONSTRUCTION & ENGINEERING — 0.2%
Quanta Services, Inc.	16,100	631,603

CONTAINERS & PACKAGING — 0.7%
Ball Corporation	37,000	2,571,130

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.7%
Verizon Communications, Inc.	108,100	5,959,553

ELECTRIC UTILITIES — 0.3%
Exelon Corporation	30,000	1,088,700

ELECTRICAL EQUIPMENT — 1.4%
Emerson Electric Company	78,400	4,863,152

See accompanying notes to financial statements.

AAMA Equity Fund Schedule of Portfolio Investments (Continued)
COMMON STOCKS — 52.5% (Continued)	Shares	Fair Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.0%
Corning, Inc.	134,800	$3,491,320

FOOD & STAPLES RETAILING — 2.2%
Kroger Company (The)	102,500	3,469,625
Walmart, Inc.	36,600	4,383,948
		7,853,573
FOOD PRODUCTS — 1.0%
Conagra Brands, Inc.	106,000	3,728,020

HEALTH CARE EQUIPMENT & SUPPLIES — 2.1%
Edwards Lifesciences Corporation (a)	29,100	2,011,101
Medtronic plc	59,100	5,419,470
		7,430,571
HEALTH CARE PROVIDERS & SERVICES — 1.9%
UnitedHealth Group, Inc.	19,400	5,722,030
Universal Health Services, Inc. - Class B	12,100	1,123,969
		6,845,999
HOTELS, RESTAURANTS & LEISURE — 1.4%
Starbucks Corporation	70,000	5,151,300

HOUSEHOLD DURABLES — 0.4%
Newell Brands, Inc.	100,000	1,588,000

HOUSEHOLD PRODUCTS — 1.0%
Procter & Gamble Company (The)	29,400	3,515,358

INTERACTIVE MEDIA & SERVICES — 1.3%
Alphabet, Inc. - Class A (a)	3,400	4,821,370

INTERNET & DIRECT MARKETING RETAIL — 1.9%
Amazon.com, Inc. (a)	2,400	6,621,168

IT SERVICES — 1.9%
Mastercard, Inc. - Class A	11,100	3,282,270
Visa, Inc. - Class A	17,400	3,361,158
		6,643,428

See accompanying notes to financial statements.

AAMA Equity Fund Schedule of Portfolio Investments (Continued)
COMMON STOCKS — 52.5% (Continued)	Shares	Fair Value
METALS & MINING — 0.8%
Freeport-McMoRan, Inc.	250,000	$2,892,500

MULTI-UTILITIES — 0.3%
Public Service Enterprise Group, Inc.	25,000	1,229,000

OIL, GAS & CONSUMABLE FUELS — 2.3%
Chevron Corporation	46,500	4,149,195
Exxon Mobil Corporation	92,000	4,114,240
		8,263,435
PHARMACEUTICALS — 4.7%
Bristol-Myers Squibb Company	94,000	5,527,200
Johnson & Johnson	48,000	6,750,240
Pfizer, Inc.	141,500	4,627,050
		16,904,490
ROAD & RAIL — 1.6%
Norfolk Southern Corporation	14,200	2,493,094
Union Pacific Corporation	19,800	3,347,586
		5,840,680
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.5%
Applied Materials, Inc.	93,800	5,670,210
Intel Corporation	88,300	5,282,989
QUALCOMM, Inc.	50,900	4,642,589
Texas Instruments, Inc.	31,700	4,024,949
		19,620,737
SOFTWARE — 4.3%
Adobe, Inc. (a)	13,200	5,746,092
Microsoft Corporation	32,500	6,614,075
Oracle Corporation	57,000	3,150,390
		15,510,557
SPECIALTY RETAIL — 1.2%
Home Depot, Inc. (The)	17,000	4,258,670

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 2.3%
Apple, Inc.	22,800	8,317,440

See accompanying notes to financial statements.

AAMA Equity Fund Schedule of Portfolio Investments (Continued)
COMMON STOCKS — 52.5% (Continued)	Shares	Fair Value
TRADING COMPANIES & DISTRIBUTORS — 1.2%
Fastenal Company	30,000	$1,285,200
W.W. Grainger, Inc.	10,100	3,173,016
		4,458,216
WIRELESS TELECOMMUNICATION SERVICES — 2.0%
T-Mobile US, Inc. (a)	70,300	7,321,745

TOTAL COMMON STOCKS (Cost $148,553,735)		$188,578,627

EXCHANGE-TRADED FUNDS — 29.7%	Shares	Fair Value
iShares Core S&P 500 ETF	69,200	$21,430,548
iShares Core S&P U.S. Growth ETF	239,600	17,222,448
Schwab U.S. Large-Cap ETF	281,700	20,873,970
Vanguard Growth ETF	112,500	22,735,125
Vanguard S&P 500 ETF	85,600	24,261,608
TOTAL EXCHANGE-TRADED FUNDS (Cost $77,931,172)		$106,523,699

RIGHTS — 0.0% (b)	Shares	Fair Value
T-Mobile US, Inc. (a) (Cost $10,064)	70,300	$11,810

U.S. TREASURY OBLIGATIONS — 11.1%	Coupon	Maturity	Principal Amount	Fair Value
U.S. TREASURY BILLS — 11.1%
U.S. Treasury Bill (Cost $39,994,489)	0.090% (c)	07/07/20	$40,000,000	$39,999,208

See accompanying notes to financial statements.

AAMA Equity Fund Schedule of Portfolio Investments (Continued)
MONEY MARKET FUNDS — 10.4%	Shares	Fair Value
First American U.S. Treasury Money Market Fund - Class Z, 0.04% (d)	37,261,196	$37,261,196
Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Advisory Class, 0.01% (d)	6,001	6,001
TOTAL MONEY MARKET FUNDS (Cost $37,267,197)		$37,267,197

TOTAL INVESTMENTS (Cost $303,756,657) — 103.7%		$372,380,541

LIABILITIES IN EXCESS OF OTHER ASSETS — (3.7%)		(13,388,002)

NET ASSETS — 100.0%		$358,992,539

(a)	Non-income producing security.
(b)	Percentage rounds to less than 0.1%.
(c)	Rate shown is the annualized yield at time of purchase.
(d)	The rate shown is the 7-day effective yield as of June 30, 2020.
plc - Public Liability Company

Security Allocation (Percentage of Net Assets)
Common Stocks	52.5%
Exchange-Traded Funds	29.7%
U.S. Treasury Obligations	11.1%
Cash Equivalents*	6.7%
Rights	0.0% (b)
Total	100.0%

*	Includes Liabilities in Excess of Other Assets.
See accompanying notes to financial statements.

AAMA Income Fund
Management Discussion of Fund Performance
June 30, 2020 (Unaudited)

The AAMA Income Fund returned 3.17% for the 12 months ended June 30, 2020. Bond market index returns for the period varied widely. The ICE Bank of American High Yield Index largely recovered from its 13.1% first quarter for a one-year loss of -1.10%. Short-term investment grade corporate bonds and U.S. Treasury bonds returned 5.43% and 5.34% as evidenced by the Bloomberg Barclays 1-5 Year U.S. Government/Credit and Bloomberg Barclays Government indices, respectively.

The Income Fund maintained a conservative position in short-term government bonds throughout the year with an average maturity under two years. The historically high aggregate level of corporate debt outstanding, generally higher leverage ratios and deteriorating corporate earnings contribute to elevated risk in the credit markets. The trend of ratings downgrades outnumbering upgrades before the economic shutdown has since accelerated. The multi-year trend towards reduced investor protections offered by low quality issuers continues. As a result, the price volatility of bonds issued by troubled companies has increased. Credit spreads (the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality) on offer across all levels of quality have not been sufficient for us to justify introducing the increased price volatility into the portfolio.

The Federal Reserve has adopted a near-zero interest policy for short-term rates and has also started supporting market prices for corporate bonds with open-market purchases. Supporting prices in the corporate bond market compresses credit spreads and encourages investors to go along with the central bank program. However, this policy does not change the risk of default attendant with any single issuer. Credit exposure in the Income Fund portfolio will likely remain relatively low over the near term.

When the Fund invests in fixed income securities including corporate bonds, the value of the Fund will fluctuate with changes in interest rates. When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value.

The ICE BofA High Yield Index tracks the performance of U.S. dollar denominated below investment grade rated corporate debt publicly issued in the U.S. domestic market. The Bloomberg Barclays 1-5 Year U.S. Government/Credit Index is a broad-based benchmark that measures the non-securitized component of the Bloomberg Barclays U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years. Indexes that are unmanaged, do not reflect fees or expenses and an investor cannot invest directly in an index.

Sectors and allocations are subject to change. Past performance does not guarantee future results.

AAMA Income Fund
Management Discussion of Fund Performance
(Continued) (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in AAMA Income Fund versus the Bloomberg Barclays 1-5 Year U.S. Government/Credit Index*

Average Annual Total Returns (for the periods ended June 30, 2020)
	1 Year	Since Inception(c)
AAMA Income Fund(a)(b)	3.17%	1.92%
Bloomberg Barclays 1-5 Year U.S. Government/Credit Index*	5.43%	3.49%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The total expense ratio as disclosed in the October 28, 2019 prospectus was 0.93%.
(c)	Inception date of the Fund is June 30, 2017. The Fund commenced operations on July 3, 2017.
*

The Bloomberg Barclays 1-5 Year U.S. Government/Credit Index is a broad-based benchmark that measures the non-securitized component of the Bloomberg Barclays U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years. Indexes that are unmanaged, do not reflect fees or expenses and an investor cannot invest directly in an index.

The Fund and Bloomberg Barclays 1-5 Year U.S. Government/Credit Index returns presented include the reinvestment of dividends and interest.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance, please call 1-800-701-9502.

AAMA Income Fund Schedule of Portfolio Investments June 30, 2020
EXCHANGE-TRADED FUNDS — 13.7%	Shares	Fair Value
iShares 1-3 Year Treasury Bond ETF	81,000	$7,015,410
iShares Short Treasury Bond ETF	63,000	6,976,620
Vanguard Short-Term Treasury ETF	112,000	6,966,400
TOTAL EXCHANGE-TRADED FUNDS (Cost $20,976,419)		$20,958,430

U.S. GOVERNMENT AGENCIES — 8.3%	Coupon	Maturity	Principal Amount	Fair Value
FEDERAL HOME LOAN BANK — 8.3%
Federal Home Loan Bank	2.360%	05/23/22	$7,000,000	$7,276,417
Federal Home Loan Bank	2.750%	12/13/24	5,000,000	5,510,552
TOTAL U.S. GOVERNMENT AGENCIES (Cost $12,331,769)				$12,786,969

U.S. TREASURY OBLIGATIONS — 74.7%	Coupon	Maturity	Principal Amount	Fair Value
U.S. TREASURY NOTES — 74.7%
U.S. Treasury Notes	1.625%	07/31/20	$10,000,000	$10,011,981
U.S. Treasury Notes	1.375%	09/15/20	3,000,000	3,007,396
U.S. Treasury Notes	2.625%	11/15/20	5,000,000	5,045,508
U.S. Treasury Notes	3.625%	02/15/21	7,000,000	7,150,117
U.S. Treasury Notes	2.250%	04/30/21	10,000,000	10,172,266
U.S. Treasury Notes	2.125%	06/30/21	10,000,000	10,194,141
U.S. Treasury Notes	2.000%	08/31/21	10,000,000	10,212,891
U.S. Treasury Notes	2.000%	11/15/21	3,000,000	3,075,234
U.S. Treasury Notes	1.875%	01/31/22	5,000,000	5,134,180
U.S. Treasury Notes	1.875%	05/31/22	5,000,000	5,163,086
U.S. Treasury Notes	1.875%	07/31/22	2,000,000	2,071,016
U.S. Treasury Notes	2.000%	11/30/22	10,000,000	10,439,844

See accompanying notes to financial statements.

AAMA Income Fund Schedule of Portfolio Investments (Continued)
U.S. TREASURY OBLIGATIONS — 74.7% (Continued)	Coupon	Maturity	Principal Amount	Fair Value
U.S. TREASURY NOTES — 74.7% (Continued)
U.S. Treasury Notes	1.750%	01/31/23	$5,000,000	$5,202,148
U.S. Treasury Notes	1.750%	05/15/23	10,000,000	10,450,390
U.S. Treasury Notes	2.750%	11/15/23	10,000,000	10,857,812
U.S. Treasury Notes	2.500%	05/15/24	6,000,000	6,528,516
TOTAL U.S. TREASURY OBLIGATIONS (Cost $111,460,649)				$114,716,526

MONEY MARKET FUNDS — 3.0%	Shares	Fair Value
First American U.S. Treasury Money Market Fund - Class Z, 0.04% (a)	4,661,061	$4,661,061
Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Advisory Class, 0.01% (a)	2,500	2,500
TOTAL MONEY MARKET FUNDS (Cost $4,663,561)		$4,663,561

TOTAL INVESTMENTS (Cost $149,432,398) — 99.7%		$153,125,486

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		442,815

NET ASSETS — 100.0%		$153,568,301

(a)	The rate shown is the 7-day effective yield as of June 30, 2020.

Security Allocation (Percentage of Net Assets)
U.S. Treasury Obligations	74.7%
Exchange-Traded Funds	13.7%
U.S. Government Agencies	8.3%
Cash Equivalents*	3.3%
Total	100.0%

*	Includes Other Assets in Excess of Liabilities.
See accompanying notes to financial statements.

AAMA Funds Statements of Assets and Liabilities June 30, 2020
	AAMA Equity Fund	AAMA Income Fund
ASSETS
Investments in securities:
At cost	$303,756,657	$149,432,398
At value	$372,380,541	$153,125,486
Receivable for capital shares sold	113,357	43,343
Dividends and interest receivable	161,734	523,715
TOTAL ASSETS	372,655,632	153,692,544

LIABILITIES
Payable for investment securities purchased	13,091,963	—
Payable for capital shares redeemed	223,120	17,793
Payable to Adviser	291,537	82,225
Unitary fees payable	56,473	24,225
TOTAL LIABILITIES	13,663,093	124,243

NET ASSETS	$358,992,539	$153,568,301

Net assets consist of:
Paid-in capital	$298,067,133	$150,118,985
Accumulated earnings	60,925,406	3,449,316
Net assets	$358,992,539	$153,568,301

Shares of beneficial interest outstanding (unlimited number of shares authorized)	29,382,676	6,004,418

Net asset value, offering price and redemption price per share	$12.22	$25.58

See accompanying notes to financial statements.

AAMA Funds Statements of Operations Year Ended June 30, 2020
	AAMA Equity Fund	AAMA Income Fund
INVESTMENT INCOME
Dividends	$6,075,999	$106,867
Interest	319,729	2,675,590
TOTAL INVESTMENT INCOME	6,395,728	2,782,457

EXPENSES
Investment advisory fees	3,474,599	1,103,933
Unitary fees	609,170	258,169
TOTAL EXPENSES	4,083,769	1,362,102
Less fees voluntarily waived by the Adviser	—	(140,096)
NET EXPENSES	4,083,769	1,222,006

NET INVESTMENT INCOME	2,311,959	1,560,451

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on investment transactions	(8,207,172)	13,677
Net change in unrealized appreciation (depreciation) on investments	17,447,215	3,011,256
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	9,240,043	3,024,933

NET INCREASE IN NET ASSETS FROM OPERATIONS	$11,552,002	$4,585,384

See accompanying notes to financial statements.

AAMA Equity Fund Statements of Changes in Net Assets
	Year Ended June 30, 2020	Year Ended June 30, 2019
FROM OPERATIONS
Net investment income	$2,311,959	$2,902,938
Net realized losses on investment transactions	(8,207,172)	(247,014)
Net change in unrealized appreciation (depreciation) on investments	17,447,215	19,032,235
Net increase in net assets from operations	11,552,002	21,688,159

DISTRIBUTIONS TO SHAREHOLDERS	(2,876,027)	(2,435,351)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	97,798,339	80,885,356
Net asset value of shares issued in reinvestment of distributions to shareholders	2,876,027	2,434,971
Payments for shares redeemed	(85,968,458)	(74,990,274)
Net increase in net assets from capital share transactions	14,705,908	8,330,053

TOTAL INCREASE IN NET ASSETS	23,381,883	27,582,861

NET ASSETS
Beginning of year	335,610,656	308,027,795
End of year	$358,992,539	$335,610,656

CAPITAL SHARE ACTIVITY
Shares sold	8,242,033	7,082,329
Shares reinvested	224,164	236,405
Shares redeemed	(7,264,989)	(6,536,847)
Net increase in shares outstanding	1,201,208	781,887
Shares outstanding, beginning of year	28,181,468	27,399,581
Shares outstanding, end of year	29,382,676	28,181,468

See accompanying notes to financial statements.

AAMA Income Fund Statements of Changes in Net Assets
	Year Ended June 30, 2020	Year Ended June 30, 2019
FROM OPERATIONS
Net investment income	$1,560,451	$1,871,708
Net realized gains (losses) on investment transactions	13,677	(212)
Net change in unrealized appreciation (depreciation) on investments	3,011,256	2,250,313
Net increase in net assets from operations	4,585,384	4,121,809

DISTRIBUTIONS TO SHAREHOLDERS	(1,560,605)	(1,876,305)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	54,572,296	33,909,969
Net asset value of shares issued in reinvestment of distributions to shareholders	1,560,605	1,876,253
Payments for shares redeemed	(49,416,907)	(37,254,496)
Net increase (decrease) in net assets from capital share transactions	6,715,994	(1,468,274)

TOTAL INCREASE IN NET ASSETS	9,740,773	777,230

NET ASSETS
Beginning of year	143,827,528	143,050,298
End of year	$153,568,301	$143,827,528

CAPITAL SHARE ACTIVITY
Shares sold	2,150,786	1,369,663
Shares reinvested	61,794	75,762
Shares redeemed	(1,948,319)	(1,505,211)
Net increase (decrease) in shares outstanding	264,261	(59,786)
Shares outstanding, beginning of year	5,740,157	5,799,943
Shares outstanding, end of year	6,004,418	5,740,157

See accompanying notes to financial statements.

AAMA Equity Fund Financial Highlights
Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended June 30, 2020	Year Ended June 30, 2019		Year Ended June 30, 2018 (a)
Net asset value at beginning of year	$11.91	$11.24		$10.00

Income from investment operations:
Net investment income (b)	0.08	0.10		0.08
Net realized and unrealized gains on investments	0.33	0.66		1.20
Total from investment operations	0.41	0.76		1.28

Less distributions from:
Net investment income	(0.10)	(0.09)		(0.04)

Net asset value at end of year	$12.22	$11.91		$11.24

Total return (c)	3.41%	6.85%		12.85	%(d)

Net assets at end of year (000’s)	$358,993	$335,611		$308,028

Ratio of total expenses to average net assets (e)	1.18%	1.18%		1.19	%(f)

Ratio of net expenses to average net assets (e)	1.18%	0.99	%(g)	0.90	%(f)(g)

Ratio of net investment income to average net assets (b)(e)	0.67%	0.90	%(g)	0.78	%(f)(g)

Portfolio turnover rate	22%	20%		5	%(d)

(a)	Inception date of the Fund was June 30, 2017. The Fund commenced operations on July 3, 2017.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends and distributions by the underlying investment companies in which the Fund invests.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or realized capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser and administrator had not reduced fees for the years ended June 30, 2019 and 2018.

(d)	Not annualized.
(e)	The ratios of income and expenses to average net assets do not reflect the Fund’s proportionate share of income and expenses of the underlying investment companies in which the Fund invests.
(f)	Annualized.
(g)	Ratio was determined after fee reductions.
See accompanying notes to financial statements.

AAMA Income Fund Financial Highlights
Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended June 30, 2020		Year Ended June 30, 2019		Year Ended June 30, 2018 (a)
Net asset value at beginning of year	$25.06		$24.66		$25.00

Income (loss) from investment operations:
Net investment income	0.27	(b)	0.33		0.26
Net realized and unrealized gains (losses) on investments	0.52		0.40		(0.35)
Total from investment operations	0.79		0.73		(0.09)

Less distributions from:
Net investment income	(0.27)		(0.33)		(0.25)

Net asset value at end of year	$25.58		$25.06		$24.66

Total return (c)	3.17%		2.97%		(0.34	%)(d)

Net assets at end of year (000’s)	$153,568		$143,828		$143,050

Ratio of total expenses to average net assets	0.93	%(e)	0.93%		0.94	%(f)

Ratio of net expenses to average net assets (g)	0.83	%(e)(h)	0.71	%(h)	0.63	%(f)

Ratio of net investment income to average net assets (g)	1.06	%(b)(e)	1.32%		1.05	%(f)

Portfolio turnover rate	33%		20%		6	%(d)

(a)	Inception date of the Fund was June 30, 2017. The Fund commenced operations on July 3, 2017.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends and distributions by the underlying investment companies in which the Fund invests.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or realized capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser and administrator had not reduced fees.

(d)	Not annualized.
(e)	The ratios of income and expenses to average net assets do not reflect the Fund’s proportionate share of income and expenses of the underlying investment companies in which the Fund invests.
(f)	Annualized.
(g)	Ratio was determined after fee reductions.
(h)	The impact of the voluntary fee waiver by the Adviser for the years ended June 30, 2020 and 2019 was 0.10% and 0.02%, respectively.
See accompanying notes to financial statements.

AAMA Funds
Notes to Financial Statements
June 30, 2020

1. Organization

AAMA Equity Fund and AAMA Income Fund (individually, a “Fund,” and, collectively, the “Funds” or “AAMA Funds”) are each a separate series of Asset Management Fund (the “Trust”), a professionally managed, diversified, open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is organized as a Delaware statutory trust operating under a Second Amended and Restated Declaration of Trust dated November 27, 2018. Other series of the Trust are not included in this report. The inception date of the Funds was June 30, 2017. The Funds commenced operations on July 3, 2017, when they began to execute their investment objectives, which included purchasing investments.

AAMA Equity Fund’s investment objective is long-term capital appreciation.

AAMA Income Fund’s investment objective is current income with a secondary objective of preservation of capital.

2. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

New Accounting Pronouncement — In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continue to accrete to maturity. ASU 2017-08 is effective and has been adopted within these financial statements and the impact is not deemed to be material.

Securities valuation — The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used by the Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

AAMA Funds
Notes to Financial Statements (Continued)

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Portfolio securities are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on each day the NYSE is open. Listed securities, including common stocks, rights and exchange-traded funds (“ETFs”), for which market quotations are readily available are valued at the closing prices on the primary exchange where the securities are normally traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments in other investment companies, except ETFs, are valued at their reported net asset value (“NAV”). In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are typically valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees (the “Board”) that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Short-term debt investments of sufficient credit quality maturing in less than 61 days may be valued at amortized cost if it is determined that amortized cost approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Securities for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a price has become stale, or an event occurs that materially affects the furnished price) are valued by the Pricing Committee. In these cases, the Pricing Committee determines in good faith, subject to procedures adopted by the Board, the fair value of such securities (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: type of security, nature and duration of any restrictions on disposition of the security, forces that influence the market in which the security is purchased or sold, existence of merger proposals or tender offers, expectation of additional news about the company and volume and depth of public trading in similar securities of the issuer or similar companies. Depending on the source and relative significance of the valuation inputs in these instances, the valuations for these securities will be classified as Level 2 or Level 3 in the fair value hierarchy.

AAMA Funds
Notes to Financial Statements (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2020, by security type:

AAMA Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$188,578,627	$—	$—	$188,578,627
Exchange-Traded Funds	106,523,699	—	—	106,523,699
Rights	11,810	—	—	11,810
U.S. Treasury Obligations	—	39,999,208	—	39,999,208
Money Market Funds	37,267,197	—	—	37,267,197
Total	$332,381,333	$39,999,208	$—	$372,380,541

AAMA Income Fund	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$20,958,430	$—	$—	$20,958,430
U.S. Government Agencies	—	12,786,969	—	12,786,969
U.S. Treasury Obligations	—	114,716,526	—	114,716,526
Money Market Funds	4,663,561	—	—	4,663,561
Total	$25,621,991	$127,503,495	$—	$153,125,486

Refer to each Fund’s Schedule of Portfolio Investments for a listing of the securities by security type and industry type. The Funds did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended June 30, 2020.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Discounts and premiums on fixed income securities are amortized using the interest

AAMA Funds
Notes to Financial Statements (Continued)

method. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the AAMA Equity Fund. Dividends arising from net investment income are declared and paid monthly to shareholders of the AAMA Income Fund. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are permanent in nature and are primarily due to differing treatments of net short-term capital gains.

Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid by each Fund during the year ended June 30, 2020 was ordinary income in the amounts of $2,876,027 paid to the shareholders of AAMA Equity Fund and $1,560,605 paid to the shareholders of AAMA Income Fund. The tax character of distributions paid by each Fund during the year ended June 30, 2019 was ordinary income in the amounts of $2,435,351 paid to shareholders of AAMA Equity Fund and $1,876,305 paid to the shareholders of AAMA Income Fund.

Investment transactions — Investment transactions are accounted for on trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Expenses — Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis as determined by the Board.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

AAMA Funds
Notes to Financial Statements (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of accumulated earnings as of June 30, 2020 was as follows:

	AAMA Equity Fund	AAMA Income Fund
Tax cost of portfolio investments	$303,756,657	$149,432,398
Gross unrealized appreciation	$72,815,673	$3,711,171
Gross unrealized depreciation	(4,191,789)	(18,083)
Net unrealized appreciation	68,623,884	3,693,088
Undistributed ordinary income	920,235	—
Accumulated capital and other losses	(8,618,713)	(243,772)
Accumulated earnings	$60,925,406	$3,449,316

During the year ended June 30, 2020, AAMA Income Fund utilized short-term capital loss carryforwards of $13,677 to offset current year gains.

As of June 30, 2020, AAMA Equity Fund had short-term capital loss carryforwards of $6,004,523 and long-term capital loss carryforwards of $2,614,190 and AAMA Income Fund had short-term capital loss carryforwards of $243,772 for income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended June 30, 2020, AAMA Income Fund reclassified $154, decreasing paid-in capital, with respect to accumulated earnings on the Statements of Assets and Liabilities.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for all open tax years and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

AAMA Funds
Notes to Financial Statements (Continued)

3. Investment Transactions

Investment transactions, other than short-term investments were as follows for the year ended June 30, 2020:

Non-U.S. Government	AAMA Equity Fund	AAMA Income Fund
Purchase of investment securities	$72,842,061	$20,976,418
Proceeds from sales and maturities of investment securities	$61,309,642	$—

U.S. Government (long-term)	AAMA Equity Fund	AAMA Income Fund
Purchase of U.S. Government securities	$—	$47,967,657
Proceeds from sales and maturities of U.S. Government securities	$—	$45,000,000

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

Each Fund’s investments are managed by Advanced Asset Management Advisors, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. AAMA Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets. AAMA Income Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its average daily net assets.

During the year ended June 30, 2020, the Adviser voluntarily waived its advisory fees in the amount of $140,096 for AAMA Income Fund. These voluntary waivers are not eligible for recovery by the Adviser in future periods.

During the year ended June 30, 2020, there were no expense cap limitations in place for the Funds. Under the terms of a previous Expense Limitation Agreement, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by each Fund for a period of three years after the fiscal year that such fees and expenses were incurred, provided the repayments do not cause total annual operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, or (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of June 30, 2020,

AAMA Funds
Notes to Financial Statements (Continued)

the Adviser may seek repayment of investment advisory fee reductions totaling $1,391,721 and $692,959 from AAMA Equity Fund and AAMA Income Fund, respectively, no later than the dates as stated below:

	AAMA Equity Fund	AAMA Income Fund
June 30, 2021	$804,697	$411,771
June 30, 2022	587,024	281,188
	$1,391,721	$692,959

BUSINESS MANAGER AND ADMINISTRATOR

Foreside Management Services, LLC (“Foreside”) serves as the Trust’s business manager and administrator. Pursuant to the terms of a Management and Administration Agreement (the “Agreement”) between the Trust, on behalf of the Funds, and Foreside, Foreside performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided under the Agreement by Foreside include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to, President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust’s compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial reports and filing them with the U.S. Securities and Exchange Commission (the “SEC”); and maintaining books and records in accordance with applicable laws and regulations.

Pursuant to the Agreement, Foreside pays all operating expenses of the Trust and the Funds not specifically assumed by the Trust, unless the Trust or the Adviser otherwise agree to pay, including without limitation the compensation and expenses of any employees and officers of the Trust and of any other persons rendering any services to the Trust; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Trust in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the transfer agent, dividend disbursing agent, shareholder service agent, custodian, fund accounting agent and financial administrator (excluding fees and expenses payable to Foreside) and accounting and pricing services agent; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares

AAMA Funds
Notes to Financial Statements (Continued)

of the Funds; the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to each Fund’s current shareholders; the cost of printing or preparing any documents, statements or reports to shareholders; fees and expenses of Trustees of the Trust who are not interested persons of the Trust, as defined by the 1940 Act (“Independent Trustees”); and all other operating expenses not specifically assumed by the Trust. In paying expenses that would otherwise be obligations of the Trust, Foreside is expressly acting as an agent on behalf of the Trust. Foreside Financial Services, LLC serves as the Funds’ principal underwriter and is an affiliate of Foreside. For the services under the Agreement and expenses assumed by Foreside, the Trust, on behalf of the Funds, pays Foreside an annual fee equal to 0.20% of the average daily net assets of the Funds up to $250,000,000 and 0.15% of the average daily net assets of the Funds greater than $250,000,000; subject, however, to an minimum fee of $777,000. Such expenses are disclosed on the Statements of Operations as “Unitary fees.”

OTHER SERVICE PROVIDER

Ultimus Fund Solutions, LLC (“Ultimus”) serves as the transfer agent, fund accountant and financial administrator for the Funds. The transfer agent services provided by Ultimus to the Funds include, but are not limited to (i) processing shareholder purchase and redemption requests; (ii) processing dividend payments; and (iii) maintaining shareholder account records. The administrative and fund accounting services provided by Ultimus to the Funds include (i) computing each Fund’s NAV for purposes of the sale and redemption of its shares; (ii) computing the dividends payable by each Fund; (iii) preparing certain periodic reports and statements; and (iv) maintaining the general ledger and other accounting records for the Funds.

PRINCIPAL HOLDER OF FUND SHARES

As of June 30, 2020, the following account holder owned of record 25% or more of the outstanding shares of each Fund:

NAME OF RECORD OWNER	% Ownership
AAMA Equity Fund
TD Ameritrade, Inc. (for the benefit of its clients)	74%
AAMA Income Fund
TD Ameritrade, Inc. (for the benefit of its clients)	77%

A beneficial owner of 25% or more of each Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

AAMA Funds
Notes to Financial Statements (Continued)

5. Investments in Other Investment Companies

The Funds may invest a significant portion of their assets in shares of one or more investment companies, including ETFs. ETFs issue their shares to authorized participants in return for a specific basket of securities. The authorized participants then sell the ETF’s shares on the secondary market. In other words, ETF shares are traded on a securities exchange based on their fair value. There are certain risks associated with investments in ETFs. Disruptions to the creations and redemptions process through which authorized participants directly purchase and sell ETF shares, the existence of extreme market volatility or potential lack of an active trading market, or changes in the liquidity of the market for an ETF’s underlying portfolio holdings, may result in the ETF’s shares trading at significantly above (at a premium to) or below (at a discount to) NAV, which may result in the Funds paying significantly more or receiving significantly less for ETF shares than the value of the relevant ETF’s underlying holdings. An ETF’s shares could also trade at a premium or discount to NAV when an ETF’s underlying securities trade on a foreign exchange that is closed when the securities exchange on which the ETF trades is open. The current price of the ETF’s underlying securities and the last quoted price for the underlying security are likely to deviate in such circumstances. There can be no assurance that an active trading market for an ETF’s shares will develop or be maintained. Trading may be halted, for example, due to market conditions. Because the value of ETF shares depends on the demand in the market, a Fund’s holdings may not be able to be liquidated at the most optimal time, adversely affecting performance. There can be no assurance that an ETF’s investment objectives will be achieved. Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and natural resources. ETFs in which a Fund invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, ETFs in which a Portfolio invests will incur expenses not incurred by their applicable indices. Certain securities the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. As of June 30, 2020, AAMA Equity Fund and AAMA Income Fund had 29.7% and 13.7%, respectively, of the fair value of their net assets invested in ETFs.

AAMA Funds
Notes to Financial Statements (Continued)

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

7. Trustee Compensation

The Independent Trustees are compensated for their services to the Trust by Foreside as part of the Management and Administration Agreement. Each Independent Trustee receives an annual retainer plus meeting fees (which vary depending on whether attendance is in person or by telephone). Collectively, the Independent Trustees were paid $108,000 in fees during the year ended June 30, 2020 for the entire Trust. Foreside paid the Trustees compensation in the amount of $54,000 on behalf of the Funds. In addition, Foreside reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance of meetings.

8. Other Recent Developments

The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Funds hold, and may adversely affect the Funds’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things: quarantines and travel restrictions, including border closings, strained healthcare systems, event cancellations, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging

AAMA Funds
Notes to Financial Statements (Continued)

market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

9. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

AAMA Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders of AAMA Funds and
Board of Trustees of Asset Management Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AAMA Equity Fund and AAMA Income Fund (the “AAMA Funds” or the “Funds”), each a series of the Asset Management Fund, as of June 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used

AAMA Funds
Report of Independent Registered Public Accounting Firm (Continued)

and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 27, 2020

AAMA Funds
About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2020 through June 30, 2020).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

AAMA Funds
About Your Funds’ Expenses (Unaudited)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Net Expense Ratio(a)	Expenses Paid During Period(b)
AAMA Equity Fund
Based on Actual Fund Return	$ 1,000.00	$ 950.20	1.18%	$ 5.70
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.02	1.18%	$ 5.90

AAMA Income Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,025.20	0.83%	$ 4.18
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.74	0.83%	$ 4.17

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

AAMA Funds
Other Information (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-701-9502, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-701-9502, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The filings are available upon request, by calling 1-800-701-9502. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov.

Federal Tax Information (Unaudited)

Qualified Dividend Income — For the fiscal year ended June 30, 2020, AAMA Equity Fund and AAMA Income Fund have designated 100.00% and 0.00%, respectively, of ordinary income distributions, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction — Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividends that qualify under tax law. For the fiscal year ended June 30, 2020, 100.00% and 0.00%, of ordinary income dividends paid by AAMA Equity Fund and AAMA Income Fund, respectively, qualify for the corporate dividends received deduction.

AAMA Funds
Board of Trustees and Executive Officers
(Unaudited)

Listed below is basic information regarding the Trustee and executive officers of the Trust. The Trust’s Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling 1-800-701-9502.

Name, Year of Birth and Address[1]	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Independent Trustees
David J. Gruber Year of Birth: 1963	Chairman of the Board since 2018. Trustee since 2015. Indefinite Term of Office	Director of Risk Advisory Services for Holbrook and Manter, CPAs from January 2016 to present; President of DJG Financial Consulting, LLC (financial consulting firm), 2007 to 2015; Independent Trustee for Oak Associates Funds (7 Funds), Audit Committee Chair, 2019 to present; Independent Trustee for Monteagle Funds (6 Funds), Audit Committee Chair, Valuation Committee member from 2015 to present; Board member of Cross Shore Discovery Fund, Audit Committee Chair, 2014 to present; Board member of Fifth Third Funds, 2003 to 2012.	4
Carla S. Carstens Year of Birth: 1951	Trustee since 2015. Indefinite Term of Office	Trustee, Vice Chair and Chair of the Governance Committee of Resurrection University, 2019 to present; Board member and past Chair of Strategic Planning, and Diversity Initiatives Committees of Financial Executives International Chicago, 2009 to 2020; Board of Directors and Audit Committee Chair of Chicago Yacht Club Foundation, 2015 to 2017; Board member and Treasurer of Athena International, 2010 to 2016; and Advisory Board of Directors of AIT Worldwide Logistics, 2013 to 2015; a National Association of Corporate Directors Governance Fellow.	4
James A. Simpson Year of Birth: 1970	Trustee since 2018. Indefinite Term of Office	President, ETP Resources, LLC, a financial services consulting company, 2009 to present. Trustee of Virtus ETF Trust II, 2015 to present and Trustee of ETFis Series Trust I, 2014 to present.	4

[1]	The mailing address of each Independent Trustee is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.

AAMA Funds
Board of Trustees and Executive Officers
(Unaudited) (Continued)

The following table provides information regarding each officer of the Trust.

Name, Age and Address[1]	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Officers
C. David Bunstine Year of Birth: 1965	President since 2018.	Managing Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2013 to present. Director, Citi Fund Services Ohio, Inc., 2007 to 2013.	N/A
Trent M. Statczar Year of Birth: 1971	Treasurer since 2009.	Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2008 to present.	N/A
Eimile J. Moore Year of Birth: 1969	Chief Compliance Officer since 2016. AML Officer since 2016.	Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2011 to present; Chief Compliance Officer of Diamond Hill Funds 2014 to 2018.	N/A
Jennifer Gorham Year of Birth: 1981	Secretary since 2016.	Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2015 to present; Paralegal, Red Capital Group, LLC, from 2011 to 2015.	N/A

[1]	The mailing address of each Independent Trustee is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.

AAMA Funds
Investment Advisory Agreement Renewal for AAMA Equity Fund and AAMA Income Fund

The Board of Trustees (the “Board”) of Asset Management Fund (the “Trust”) approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the AAMA Equity Fund and the AAMA Income Fund (each, a “Fund” and collectively, the “Funds”), and Advanced Asset Management Advisors, Inc. (the “Adviser”), at a meeting held on May 20, 2020 (the “Meeting”). The Meeting was held via teleconference based on exemptive relief issued by the Securities and Exchange Commission, with the board’s intention to ratify the approval of the Agreements at its next in-person meeting. The Board determined that the continuation of the Advisory Agreement is in the best interests of each Fund in light of the nature, quality and extent of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

In reviewing the Advisory Agreement, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and their compensation under such agreements; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. The Board received a report from the Adviser in advance of the Board meeting that, among other things, outlined the services provided by the Adviser to the Funds (including the relevant personnel responsible for these services and their experience); performance information for the Funds; the advisory fees for the Funds as compared to fees charged by investment advisers to comparable funds; the expense ratio of each Fund as compared to expense ratios of comparable funds; the potential for economies of scale, if any; financial data on the Adviser; any fall out benefits to the Adviser; and the Adviser’s compliance program.

In considering the renewal of the Advisory Agreement for each Fund, the Board, at the Meeting, reviewed with the Adviser the materials provided in advance of the Meeting. The Board, which is composed entirely of Independent Trustees, also met independently of management to review and discuss the materials received from the Adviser and Trust counsel. The Board applied its business judgment to determine whether the Advisory Agreement continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board, in its judgment, had received sufficient information to renew the Advisory Agreement. The Board considered that shareholders chose to invest or remain invested in the Funds knowing that the Adviser manages the Funds and knowing the relevant Fund’s investment

AAMA Funds
Investment Advisory Agreement Renewal for AAMA Equity Fund and AAMA Income Fund (Continued)

advisory fees. In determining to renew the Agreement for each Fund, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together, including the factors set forth below.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services provided by the Adviser to the Funds, including the compliance program established by the Adviser and the level of compliance attained by the Adviser. The Board reviewed the Adviser’s portfolio management services and considered the experience and skills of the Adviser’s investment management team. The Board reviewed each Fund’s investment performance for the one-year period ended December 31, 2019 (noting that each Fund commenced operations on July 3, 2017) and compared this information to the performance of the peer universe of funds in the same Morningstar category (Large Blend for the AAMA Equity Fund and Intermediate Core-Plus Bond for the AAMA Income Fund) and to the performance of each Fund’s respective benchmark index (S&P 500 Index for the AAMA Equity Fund and Bloomberg Barclays 1 5 Year U.S. Government/Credit Index for the AAMA Income Fund). With respect to the AAMA Equity Fund, the Board noted that the Fund’s performance was in the 4th quartile of its peer universe for the one-year period ended December 31, 2019 and that the Fund underperformed its benchmark over the same period. The Board considered the Adviser’s statement that underperformance in 2019 was attributable to the Fund’s defensive tilt and the large influence that a small number of large cap stocks had on the performance of the benchmark. With respect to the AAMA Income Fund, the Board noted that the Fund’s performance was in the 4th quartile of its peer universe for the one-year period ended December 31, 2019 and that the Fund underperformed its benchmark over the same period. The Board considered the Adviser’s statement that comparisons to the Fund’s peer universe may be limited due to differences between the Fund’s investment strategy and the strategies of other funds in its peer universe. The Adviser provided additional comparative performance information for each Fund to other representative Morningstar categories and other relevant broad-based indexes which was reviewed by the Board.

In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of the services provided to each Fund by the Adviser under the Advisory Agreement have been and are expected to remain satisfactory.

Fees and Expenses. The Board reviewed each Fund’s contractual investment advisory fees and total net expense ratio. The Board received information from the Adviser, using Morningstar data, comparing each Fund’s investment advisory fees and total net expense ratio to the investment advisory fees and total net

AAMA Funds
Investment Advisory Agreement Renewal for AAMA Equity Fund and AAMA Income Fund (Continued)

expense ratios of funds in a peer group screened from the peer universe of funds in its Morningstar category. The Board considered the Adviser’s statements with respect to certain limitations in comparing each Fund to the funds in its peer group, including that many of the peer funds are part of larger fund complexes that may allow for more economies of scale. The information provided to the Board showed that each Fund’s investment advisory fees were above the average of its applicable peer group. The Board noted the Adviser’s intention to continue the current voluntary fee waiver for the AAMA Income Fund. Although above the average of its applicable peer group, the Board concluded that the investment advisory fees for each Fund were within a reasonable range. The information provided to the Board showed that each Fund’s total net expense ratio was above the average of its applicable peer group. On the basis of all information provided, the Board concluded that the investment advisory fees charged by the Adviser for managing each Fund continue to be reasonable and appropriate in light of the nature, quality and extent of services provided by the Adviser.

Profitability. The Board received the financial statements of the Adviser and considered information related to the estimated profitability to the Adviser from its relationship with the Funds. Based upon the information provided, the Board concluded that any profits realized by the Adviser in connection with the management of the Funds were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale. The Board considered the current net assets of each Fund and concluded that the investment advisory fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to the Adviser. The Board considered whether there are any incidental benefits received by the Adviser as a result of the Adviser’s relationship with the Funds. The Board considered that the Adviser does not use brokerage of the Funds to obtain third party research and that the Adviser receives no fees from the Funds other than the investment advisory fees.

Conclusion. Based upon all the information considered and the conclusions reached, the Board unanimously determined that the terms of the Advisory Agreement continue to be fair and reasonable and that continuation of the Advisory Agreement for each Fund is in the best interests of the Fund.

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Investment Advisor
Advanced Asset Management Advisors, Inc.
4995 Bradenton Avenue, Suite 210
Dublin, Ohio 43017

Business Manager and Administrator
Foreside Management Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Financial Administrator and Transfer and Dividend Agent
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Distributor
Foreside Financial Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Legal Counsel
Vedder Price P.C.
222 N. LaSalle Street
Chicago, Illinois 60601

Custodian
U.S. Bank, N.A.
1555 N. Rivercenter Drive, MK-WI-S302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

ANNUAL REPORT
June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Austin Atlantic Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.AMFFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-247-9780.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Austin Atlantic Funds, you can call 800-247-9780. Your election to receive reports in paper will apply to all funds held with the Austin Atlantic Funds or your financial intermediary.

2020 SHAREHOLDER LETTER

The Austin Atlantic Funds (“AAF” and each series, a “Fund”) family of no load mutual funds is pleased to present to shareholders the 2020 Annual Report for the Funds advised by Austin Atlantic Asset Management Company (“Austin Atlantic”). All market returns shown in this letter are for the July 1, 2019 – June 30, 2020 time period.

Instead of recounting the unprecedented events of 2020, we’d like to reflect on how investing cycles are changing due to the increasing regularity of financial market shocks. Historically, the dominant cyclical process that all investors seek to manage through is the credit/interest rate cycle, which is the interaction of government monetary and fiscal policies on the real economy. This process is typically broken down into two parts: The Federal Reserve Board (“the Fed”) easing, or lowering of interest rates, and Fed tightening, or raising of interest rates. This has been the Fed’s dominant policy mechanism for more than six decades. However, we think there’s a third component to this process, which we’ve christened the “Fed Backstop.” The Fed Backstop might be considered Fed Easing on steroids, but we believe that the policies enacted during the Fed Backstop cycle call for entirely different investment strategies than during the easing/tightening periods. The Fed Backstop process was first used during the 2008 financial crisis and was dusted off in March during the Covid-19 lockdowns. We expect that institutional investors will expect (perhaps even demand) similar policies for future financial crises.

The Fed Backstop involves policies that have nothing to do with the management of the money supply and/or short-term interest rates. Instead, the current incarnation involves quantitative easing to impact the entire government yield curve; direct economic intermediation, by purchasing credit-based securities; and financing facilities designed to leverage interest rate and credit risks. Essentially, the Fed determines that it is expedient to provide the liquidity necessary to take on these risks – interest rates, inflation, credit, and leverage – to stabilize the financial system. It is the socialization of financial risk on the assumption that the crises at hand would do more damage than the economic system and households could handle.

There are other issues with the Fed Backstop. It certainly creates moral hazard for financial market participants, in that it offers a bailout for many investment positions that have gone bad, particularly beneficial for larger financial institutions. Longer term, it crowds out innovation in the private markets by mis-pricing risk and out-bidding investors for assets. While this pushes up asset prices in the short-term, it has real consequences: one of the reasons for the weakness in bank stocks in 2020 is related to the lack of opportunity and flat yield curve driven by the Fed Backstop.

Investors, then, should not confuse liquidity provisioning from the Fed Backstop with fundamental credit quality. Financial market liquidity is not a substitute for corporate cashflow. Credit spreads have tightened since March not because of improved credit quality but because of the Fed Backstop. The S&P 500 Index is trading at a 24 price/earnings multiple, in part, because of this vast, short-term injection of liquidity (fiscal policy is helping as well). We believe investors should take this gift from the Fed and use this opportunity to re-balance portfolio risk before the eventual reckoning in the real economy.

Sean Kelleher
President
Austin Atlantic Asset Management Company

This report has been prepared to provide information to the shareholders of the Funds and must be preceded or accompanied by the Prospectus. It should not be construed as an offering to sell or buy any shares of the Funds. Such an offering is made only by the Prospectus. You may obtain a current copy of the Prospectus by calling 1-800-247-9780 or at the Funds’ website (www.amffunds.com). Investors should consider the investment objectives, risks and expenses of the Funds before investing. Read the Prospectus carefully before you invest. Like all Mutual Funds, the Funds are not FDIC insured, may lose value and have no bank guarantee.

1

AAAMCO ULTRASHORT FINANCING FUND REVIEW

June 30, 2020

For the twelve months ended June 30, 2020, the AAAMCO Ultrashort Financing Fund Class Y Shares outperformed its benchmark index. The Class I Shares of the Fund returned 1.58% and the Class Y Shares earned 1.68% while the Bloomberg Barclays 1 Month Libor Index returned 1.58%. While the Fund’s Class Y Shares net asset value per share dipped 0.10% in March 2020, it fully recovered in April 2020 and is now priced slightly above it’s original $10.00 share price. Nonetheless, this performance was better than 74% of the ultrashort bond funds in the Fund’s Morningstar Index. At the end of June 2020, 99% of the Fund’s assets were in repurchase agreements or cash equivalents. The Fund has now completed it’s three year anniversary and was awarded three stars by Morningstar. The Fund’s original investment category of “repos as an asset class” remains in place and the Fund has used short-term financings for the vast majority of its investments. We believe this strategy has an exciting future, and thank all of the Fund’s shareholders for allowing us to assist them with their investment needs. We look forward to serving them in the future.

This report has been prepared to provide information to the shareholders of the Funds and must be preceded or accompanied by the Prospectus. It should not be construed as an offering to sell or buy any shares of the Funds. Such an offering is made only by the Prospectus. You may obtain a current copy of the Prospectus by calling 1-800-247-9780 or at the Funds’ website (www.amffunds.com). Investors should consider the investment objectives, risks and expenses of the Funds before investing. Read the Prospectus carefully before you invest. Like all mutual funds, the Funds are not FDIC insured, may lose value and have no bank guarantee.

Portfolio composition is subject to change.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

2

AAAMCO ULTRASHORT FINANCING FUND REVIEW

June 30, 2020

AAAMCO Ultrashort Financing Fund

Class I
Gross 0.48% Net 0.35%
Class Y
Gross 0.38% Net 0.30%

The gross expense ratios above are from the Fund’s prospectus dated October 28, 2019. Additional information pertaining to the Fund’s expense ratios as of June 30, 2020, can be found in the Financial Highlights.

Average Annual Total Return
Periods Ended June 30, 2020*

	One Year	Three Year	Since Inception
AAAMCO Ultrashort Financing Fund(1)
Class I	1.58%	1.94%	1.93%
Class Y	1.68%	2.00%	1.98%
Bloomberg Barclays 1 Month
Libor Index	1.58%	1.84%	1.83%

*

Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. The Bloomberg Barclays 1 Month Libor Index does not include a reduction in total return for expenses.

(1)	Inception date of the Fund was June 6, 2017

Comparison of change in value of a hypothetical $25,000 investment for the year ended June 30

The following graph shows that an investment of $25,000 in Class I of the Fund on June 6, 2017, would have been worth $26,506 on June 30, 2020, assuming all dividends and distributions had been reinvested. A similar investment in the Bloomberg Barclays 1 Month Libor Index, over the same period, would have been worth $26,432.

Past performance does not guarantee future results. Investments returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Bloomberg Barclays 1 Month Libor Index is an index tracking the London Interbank Offered Rate (“LIBOR”), which is the interest rate offered by a specific group of London banks for U.S. dollar deposits with a one-month maturity. The index does not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for the Fund, please call 1-800-247-9780.

3

LARGE CAP EQUITY FUND REVIEW

June 30, 2020

For the twelve months ended June 30, 2020, the Large Cap Equity Fund lagged the market and other domestic, large cap equity funds. The Class AMF Shares of the Fund returned 4.41% while the S&P 500 Index generated 7.51% and the Morningstar Large Blend average category returned earned 3.73%. During this period, most sectors of the S&P 500 Index declined. Only 4 of the 11 sectors in the Index advanced: Technology, +35%; Consumer Discretionary, +8%; Consumer Staples, +3%; and Healthcare, +10%. The substantial outperformance of the S&P 500 Index relative to the Fund and other Large Cap Funds was primarily due to the strong performance and substantial weight of technology stocks in the Index. For example, the unweighted average total return of Apple, Alphabet, and Amazon was 54% during this period. While the Fund was slightly overweight to Technology stocks, the security selection within this sector detracted from performance. The Fund was also overweight Healthcare stocks, which was one of the top performing sectors. For the period, the Fund has lower volatility than both the S&P 500 Index as well as the average of the funds in the Morningstar Large Blend category. With market volatility increasing over the past few years, investors should carefully monitor their risk exposures across all of their investments. The investment process of the Fund’s sub-advisor, System Two Advisors, continues to rely on a blend of fundamental and quantitative analysis, and the investment team is continually re-examing its historical performance to develop better investing and risk management tools for shareholders. We thank all of the Fund’s shareholders for allowing us to assist them with their investment needs. We look forward to serving them in the future.

This report has been prepared to provide information to the shareholders of the Funds and must be preceded or accompanied by the Prospectus. It should not be construed as an offering to sell or buy any shares of the Funds. Such an offering is made only by the Prospectus. You may obtain a current copy of the Prospectus by calling 1-800-247-9780 or at the Funds’ website (www.amffunds.com). Investors should consider the investment objectives, risks and expenses of the Funds before investing. Read the Prospectus carefully before you invest. Like all mutual funds, the Funds are not FDIC insured, may lose value and have no bank guarantee.

Portfolio composition is subject to change.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

4

LARGE CAP EQUITY FUND REVIEW

June 30, 2020

Large Cap Equity Fund

Gross Expense Ratio
Class AMF 2.09%
Class H 1.84%

The gross expense ratio above are from the Fund’s prospectus dated October 28, 2019. Additional information pertaining to the Fund’s expense ratios as of June 30, 2020, can be found in the Financial Highlights.

Average Annual Total Return
Periods Ended June 30, 2020*

	One Year	Three Year	Five Year	Ten Year
Class AMF(1)	4.41%	7.66%	9.30%	11.29%
Class H(2)	4.56%	7.86%	9.50%	11.47%
S&P 500 Index	7.51%	10.73%	10.73%	13.99%

*

Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. The S&P 500 Index does not include a reduction in total return for expenses.

(1)	Class AMF of the Fund commenced operations on June 30, 1953.

(2)	Class H of the Fund commenced on February 20, 2009.

Comparison of change in value of a hypothetical $10,000 investment for the years ended June 30

The following graph shows that an investment of $10,000 in Class AMF of the Fund on June 30, 2010, would have been worth $33,203 on June 30, 2020, assuming all dividends and distributions had been reinvested. A similar investment in the S&P 500 Index, over the same period, would have been worth $37,033.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Standard & Poors 500 Index is an unmanaged index, generally representative of the U.S. stock market as a whole. The index differs from the composition of the Fund. The index does not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for the Fund, please call 1-800-247-9780.

5

AAAMCO ULTRASHORT FINANCING FUND

SCHEDULE OF INVESTMENTS

June 30, 2020

	Percentage of Net Assets	Maturity Date	Principal Amount	Value
ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES	0.8%
1 Mo. London Interbank Offering Rate (LIBOR)	0.8%
Freddie Mac
(Floating, ICE LIBOR USD 1M + 0.25%, 0.25% Floor), 0.43%(1),(2)		2/25/23	$203,244	$202,940
Government National Mortgage Association
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor, 7.00% Cap), 0.60%(1),(2)		1/16/30	3,182,566	3,185,044
				3,387,984
TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES
(Cost $3,386,771)				3,387,984
FIXED RATE MORTGAGE-RELATED SECURITIES	0.6%
Collateralized Mortgage Obligations	0.6%
Government National Mortgage Association 2.50%		5/20/65	2,358,389	2,363,336

TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES
(Cost $2,351,866)				2,363,336

	Percentage of Net Assets	Principal Amount/ Shares	Value
INVESTMENT COMPANIES	0.3%
Northern Institutional Treasury Portfolio, Premier Class, 0.10%*		1,207,664	$1,207,664
TOTAL INVESTMENT COMPANIES
(Cost $1,207,664)			1,207,664
REPURCHASE AGREEMENTS	98.3%
Amherst Pierpont Securities, LLC, 0.60%, Agreement dated 06/30/20 to be repurchased at $4,500,525 on 07/07/20. (Collateralized by U.S. Government Securities and Mortgage-Backed Securities, 0.00% - 7.50%, with a value of $4,719,915, due at 07/07/20 - 02/20/70)		4,500,000	4,500,000
BCM High Income Fund, L.P., 1.05%, Open repurchase agreement which the Fund can initiate closure at any time. (Collateralized by SBA Loans, 4.33%, with a value of $408,480, due at 05/25/29 and cash equivalents of $45,762)		444,644	444,644
BCM High Income Fund, L.P., 1.45%, Open repurchase agreement which the Fund can initiate closure at any time. (Collateralized by SBA Loans, 2.93% - 4.33%, with a value of $22,575,804, due at 02/15/30 - 07/15/45 and cash equivalents of $2,529,160)		22,432,272	22,432,272
BMO Capital Markets, 0.70%, Open repurchase agreement which the Fund can initiate closure at any time. (Collateralized by SBA Loans, 2.07% - 4.33%, with a value of $42,033,778, due at 01/15/30 - 07/15/45 and cash equivalents of $2,716,740)		41,888,719	41,888,719
Brean Capital, 0.50%, Agreement dated 06/24/20 to be repurchased at $73,766,682 on 07/01/20. (Collateralized by U.S. Government Mortgage-Backed Securities, 2.43% - 5.41%, with a value of $77,681,497, due at 11/20/65 - 05/20/70)		73,760,000	73,760,000
Capstead Mortgage, 0.29%, Agreement dated 06/26/20 to be repurchased at $27,657,451 on 07/07/20. (Collateralized by U.S. Government Mortgage-Backed Securities, 2.16% - 3.66%, with a value of $29,125,452, due 03/25/27 - 11/25/58)		27,655,000	27,655,000

See notes to financial statements.

6

AAAMCO ULTRASHORT FINANCING FUND

SCHEDULE OF INVESTMENTS (concluded)

June 30, 2020

	Percentage of Net Assets	Principal Amount/ Shares	Value
JVB Financial, 1.25%, Agreement dated 06/26/20 to be repurchased at $5,618,123 on 07/27/20. (Collateralized by TMC Master Trust Series 2016-M3 Certificates, 2.38% - 4.75%, with a value of $5,970,300, due at 07/01/40 - 07/01/50)(3),(4)		5,612,082	$5,612,082
NMSI, Inc., 1.25%, Agreement dated 06/04/20 to be repurchased at $63,294,564 on 07/02/20. (Collateralized by NMSI Master Trust Series 2018-N2 Certificates, 2.50% - 6.13%, with a value of $65,188,750, due at 06/01/35 - 05/01/50)(4)		63,233,088	63,233,088
Orchid Island, 0.30%, Agreement dated 06/24/20 to be repurchased at $11,428,667 on 07/01/20. (Collateralized by U.S. Government Mortgage-Backed Securities, 3.00%, with a value of $11,910,480, due 01/01/50 - 04/01/50)		11,428,000	11,428,000
Solomon Hess Opportunity Fund, 0.75%, Open repurchase agreement which the Fund can initiate closure at any time. (Collateralized by SBA Loans, 0.65% - 8.13% with a value of $57,457,301, due 12/15/20 - 4/15/45 and cash equivalents of $33,415)		54,066,351	54,066,351
Solomon Hess SBA, 0.75%, Open repurchase agreement which the Fund can initiate closure at any time. (Collateralized by SBA Loans, 1.25% - 8.58% with a value of $55,621,689, due 05/15/29 - 09/15/44 and cash equivalents of $673,598)		25,649,696	25,649,696
Stifel Nicolaus & Co., 0.30%, Agreement dated 06/24/20 to be repurchased at $70,002,108 on 07/01/20. (Collateralized by a U.S. Government Mortgage-Backed Securities, 2.00% - 4.87%, with a value of $73,839,065, due 04/25/26 - 07/25/50)		70,000,000	70,000,000
TOTAL REPURCHASE AGREEMENTS
(Cost $400,669,852)			400,669,852
TOTAL INVESTMENTS
(Cost $407,616,153)	100.0%		$407,628,836
NET OTHER ASSETS (LIABILITIES)	(0.0)%		(46,400)
NET ASSETS	100.0%		$407,582,436

*	The rate presented is the 7-day effective yield in effect at June 30, 2020.

(1)	Variable rate security. The rate presented is the rate in effect at June 30, 2020.

(2)	ICE LIBOR is a benchmark rate produced from the average of interest rates that some of the world’s leading banks charge each other for short-term loans.

(3)	Illiquid security, maturity date is greater than 7 days. As of June 30, 2020, the value of this illiquid security amounted to approximately 1.4% of net assets.

(4)	The rates and maturity dates disclosed represent those of the underlying mortgage loans which are used to securitize the Trust Certificate referenced within.

See notes to financial statements.

7

LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2020

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	96.7%
Capital Goods	6.2%
Cummins, Inc.		9,500	$1,645,970
Lockheed Martin Corp.		1,800	656,856
Raytheon Technologies Corp.		1,751	107,897
			2,410,723
Consumer Durables & Apparel	1.2%
NIKE, Inc.		5,000	490,250
Consumer Services	0.8%
McDonald’s Corp.		1,000	184,470
Starbucks Corp.		1,700	125,103
			309,573
Diversified Financials	3.0%
Ameriprise Financial, Inc.		1,750	262,570
Goldman Sachs Group (The), Inc.		3,700	731,194
Morgan Stanley		3,500	169,050
			1,162,814
Energy	3.5%
Chevron Corp.		10,000	892,300
ConocoPhillips		10,000	420,200
EOG Resources, Inc.		1,500	75,990
			1,388,490
Food & Staples Retailing	3.4%
Costco Wholesale Corp.		4,400	1,334,124
Health Care Equipment & Services	4.0%
UnitedHealth Group, Inc.		5,292	1,560,875
Household & Personal Products	2.7%
Procter & Gamble		8,900	1,064,173
Insurance	6.7%
Aflac, Inc.		30,150	1,086,304
Progressive (The) Corp.		17,700	1,417,947
Prudential Financial, Inc.		2,188	133,249
			2,637,500
Materials	1.3%
LyondellBasell Industries NV		7,753	509,527
Media	2.2%
Comcast Corp.		22,000	857,560
Pharmaceuticals & Biotechnology	11.9%
AbbVie, Inc.		15,000	1,472,700
Amgen, Inc.		6,570	1,549,600
Bristol-Myers Squibb Co.		9,700	570,360
Eli Lilly & Co.		6,400	1,050,752
			4,643,412

See notes to financial statements.

8

LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

June 30, 2020

	Percentage of Net Assets	Shares	Value
Real Estate	3.1%
American Tower Corp.		3,000	$775,620
Simon Property Group, Inc.		6,137	419,648
			1,195,268
Retailing	7.8%
Best Buy Co., Inc.		6,000	523,620
Home Depot (The), Inc.		6,676	1,672,405
Lowe’s Cos., Inc.		2,300	310,776
Target Corp.		4,450	533,688
			3,040,489
Semiconductors & Semiconductor	6.0%
Broadcom, Inc.		5,400	1,704,294
KLA Corp.		3,000	583,440
Texas Instruments, Inc.		400	50,788
			2,338,522
Software & Services	21.2%
Accenture PLC		7,600	1,631,872
Alphabet, Inc.(a)		1,160	1,644,938
Intuit, Inc.		5,650	1,673,474
Mastercard, Inc.		5,500	1,626,350
Microsoft Corp.		8,500	1,729,835
			8,306,469
Technology Hardware & Equipment	5.0%
Apple, Inc.		3,700	1,349,760
Cisco Systems, Inc.		13,000	606,320
			1,956,080
Telecommunication Services	3.2%
AT&T, Inc.		41,000	1,239,430
Transportation	2.5%
CSX Corp.		14,000	976,360
Utilities	1.0%
NextEra Energy, Inc.		1,600	384,272

TOTAL COMMON STOCKS
(Cost $29,527,275)			37,805,911

See notes to financial statements.

9

LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (concluded)

June 30, 2020

	Percentage of Net Assets	Shares	Value
INVESTMENT COMPANIES	3.4%
Northern Institutional Treasury Portfolio, Premier Class, 0.10%*		1,344,305	$1,344,305
TOTAL INVESTMENT COMPANIES
(Cost $1,344,305)			1,344,305
TOTAL INVESTMENTS
(Cost $ 30,871,580)	100.1%		$39,150,216
NET OTHER ASSETS (LIABILITIES)	(0.1)%		(51,909)
NET ASSETS	100.0%		$39,098,307

*	The rate presented is the 7-day effective yield in effect at June 30, 2020.

(a)	Non-income producing security.

See notes to financial statements.

10

STATEMENTS OF ASSETS & LIABILITIES

June 30, 2020

	AAAMCO Ultrashort Financing Fund	Large Cap Equity Fund
Assets:
Investments, at cost	$6,946,301	$30,871,580
Investments, at value	6,958,984	39,150,216
Repurchase agreements, cost equals fair value	400,669,852	—
Receivable for dividends and interest	165,660	13,014
Receivable for capital shares sold	50,000	530
Total Assets	$407,844,496	$39,163,760
Liabilities:
Income distribution payable	158,021	—
Investment advisory fees payable	67,671	17,610
Distribution fees payable	608	6,620
Unitary fees payable	35,760	35,947
Capital shares redeemed payable	—	5,276
Total Liabilities	262,060	65,453
Net Assets	$407,582,436	$39,098,307
Class I
Net assets	$7,464,528	$—
Shares of common stock outstanding	746,511	—
Net asset value per share	$9.9992	$—
Class Y
Net assets	$400,117,908	$—
Shares of common stock outstanding	40,011,170	—
Net asset value per share	$10.0002	$—
Class AMF
Net assets	$—	$32,305,318
Shares of common stock outstanding	—	4,085,294
Net asset value per share	$—	$7.91
Class H
Net assets	$—	$6,792,989
Shares of common stock outstanding	—	862,916
Net asset value per share	$—	$7.87
Net Assets
Paid in capital	$407,668,777	$29,756,006
Distributable earnings/(accumulated deficit)	(86,341)	9,342,301
Net assets	$407,582,436	$39,098,307

See notes to financial statements.

11

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2020

	AAAMCO Ultrashort Financing Fund	Large Cap Equity Fund
INVESTMENT INCOME:
Interest income	$10,595,376	$—
Dividend income	145,945	1,031,268
Total investment income	10,741,321	1,031,268
Operating expenses:
Investment advisory	1,692,396	262,236
Distribution — Class AMF Shares	—	83,802
Distribution — Class I Shares	8,777	—
Unitary fees	440,638	486,851
Interest expense	75,776	—
Other expenses	10,840	—
Total expenses before reductions	2,228,427	832,889
Expenses reduced by Investment Adviser	(881,480)	(40,344)
Unitary Fee Waiver	(22,662)	—
Net expenses	1,324,285	792,545
Net investment income	9,417,036	238,723

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains from investment transactions	8,585	2,292,497
Net increase from payment by affiliates	100	—
Change in unrealized appreciation/depreciation on investments	34,336	(626,957)
Net realized and unrealized gains from investment activities	43,021	1,665,540
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,460,057	$1,904,263

See notes to financial statements.

12

STATEMENTS OF CHANGES IN NET ASSETS

	AAAMCO Ultrashort Financing Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$9,417,036	$8,534,425
Net realized gains (losses) from investment transactions	8,585	(65,802)
Net increase from payment by affiliates	100	1,674
Change in unrealized appreciation /depreciation on investments	34,336	(21,653)
Change in net assets resulting from operations	9,460,057	8,448,644
Distributions paid to shareholders
Class I Shareholders	(138,768)	(192,978)
Class Y Shareholders	(9,260,297)	(8,376,939)
Total distributions paid to shareholders	(9,399,065)	(8,569,917)
Capital Transactions:
Class I Shares:
Proceeds from sale of shares	9,755,000	594,501
Value of shares issued to shareholders in reinvestment of dividends	117,845	192,978
Cost of shares redeemed	(9,191,895)	(2,634,570)
Class Y Shares:
Proceeds from sale of shares	14,481,400	560,670,000
Value of shares issued to shareholders in reinvestment of dividends	1,163,508	874,444
Cost of shares redeemed	(182,927,616)	(45,004,110)
Change in net assets from capital transactions	(166,601,758)	514,693,243
Change in net assets	(166,540,766)	514,571,970
Net Assets:
Beginning of period	574,123,202	59,551,232
End of period	$407,582,436	$574,123,202

See notes to financial statements.

13

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Large Cap Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$238,723	$283,358
Net realized gains from investment transactions	2,292,497	790,357
Change in unrealized appreciation /depreciation on investments	(626,957)	1,868,721
Change in net assets resulting from operations	1,904,263	2,942,436
Distributions paid to shareholders
Class AMF Shareholders	(1,752,769)	(3,812,607)
Class H Shareholders	(365,136)	(734,296)
Total distributions paid to shareholders	(2,117,905)	(4,546,903)
Capital Transactions:
Class AMF Shares:
Proceeds from sale of shares	330,072	400,291
Value of shares issued to shareholders in reinvestment of dividends	1,570,342	3,404,230
Cost of shares redeemed	(3,871,098)	(3,804,462)
Class H Shares:
Proceeds from sale of shares	538,590	1,113,329
Value of shares issued to shareholders in reinvestment of dividends	7,316	13,508
Cost of shares redeemed	(603,388)	(333,946)
Change in net assets from capital transactions	(2,028,166)	792,950
Change in net assets	(2,241,808)	(811,517)
Net Assets:
Beginning of period	41,340,115	42,151,632
End of period	$39,098,307	$41,340,115

See notes to financial statements.

14

AAAMCO ULTRASHORT FINANCING FUND — CLASS I SHARES

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	Year Ended June 30			Eight Months		Period Ended
	2020		2019	Ended June 30, 2018		October 31, 2017(1)
Net asset value, beginning of period	$10.00		$10.00	$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.1567		0.2507	0.1260		0.0533
Net realized and unrealized gains (losses) from investments	(0.0002	)(2)	(0.0003)	(0.0025)		0.0018	(2)
Total from investment operations	0.1565		0.2504	0.1235		0.0551
Less distributions:
From net investment income	(0.1573)		(0.2504)	(0.1235)		(0.0551)
Change in net asset value	(0.0008)		—	—		—
Net asset value, end of period	$9.9992		$10.00	$10.00		$10.00
Total return	1.58%		2.53%	1.24	%(3)	0.55	%(3)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$7,464		$6,784	$8,632		$9,049
Ratio of net expenses to average net assets (5)	0.27%		0.27%	0.30	%(6)	0.34	%(6)
Ratio of net investment income to average net assets	1.60%		2.48%	1.89	%(6)	1.32	%(6)
Ratio of gross expenses to average net assets(4)	0.48%		0.67%	1.05	%(6)	1.05	%(6)
Portfolio turnover rate	24%		258%	706	%(3)	389	%(3)

(1)	For the period from June 6, 2017, commencement of operations, to October 31, 2017.

(2)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(3)	Not annualized for periods less than one year.

(4)	During the periods shown, certain fees were contractually and voluntarily reduced. If such contractual and voluntary fee reductions had not occurred, the ratios would have been as indicated.

(5)	The impact of the voluntary waivers for the years ended June 30, 2019 and 2020 were 0.09% and 0.08%, respectively.

(6)	Annualized for periods less than one year.

See notes to financial statements.

15

AAAMCO ULTRASHORT FINANCING FUND — CLASS Y SHARES

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	Year Ended June 30		Eight Months		Period Ended
	2020	2019	Ended June 30, 2018		October 31, 2017(1)
Net asset value, beginning of period	$10.00	$10.00	$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.1618	0.2527	0.1290		0.0553
Net realized and unrealized gains (losses) from investments.	0.0007	0.0028	(0.0021)		0.0018
Total from investment operations	0.1625	0.2555	0.1269		0.0571
Less distributions:
From net investment income	(0.1623)	(0.2555)	(0.1269)		(0.0571)
Change in net asset value	0.0002	—	—		—
Net asset value, end of period	$10.0002	$10.00	$10.00		$10.00
Total return	1.68%	2.58%	1.28	%(3)	0.57	%(3),(4)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$400,118	$567,339	$50,919		$50,281
Ratio of net expenses to average net assets (6)	0.22%	0.21%	0.25	%(7)	0.29	%(7)
Ratio of net investment income to average net assets	1.69%	2.63%	1.95	%(7)	1.37	%(7)
Ratio of gross expenses to average net assets (5)	0.38%	0.43%	0.95	%(7)	0.96	%(7)
Portfolio turnover rate	24%	258%	706	%(3)	389	%(3)

(1)	For the period from June 6, 2017, commencement of operations, to October 31, 2017.

(2)	Not annualized for periods less than one year.

(3)	During the period ended October 31, 2017, the AAAMCO Ultrashort Financing Fund received monies from the Adviser. If these monies were not received, the return for the period would have been 0.47%.

(4)	During the periods shown, certain fees were contractually and voluntarily reduced. If such contractual and voluntary fee reductions had not occurred, the ratios would have been as indicated.

(5)	The impact of the voluntary waivers for the years ended June 30, 2019 and 2020 were 0.09% and 0.08%, respectively.

(6)	Annualized for periods less than one year.

See notes to financial statements.

16

LARGE CAP EQUITY FUND — CLASS AMF SHARES

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	Year Ended June 30,		Eight Months		Year Ended October 31,
	2020	2019	Ended June 30, 2018		2017	2016	2015
Net asset value, beginning of period	$7.96	$8.39	$9.84		$10.34	$10.43	$11.37
Income (loss) from investment operations:
Net investment income	0.05	0.05	0.04		0.11	0.12	0.13
Net realized and unrealized gains (losses) from investments	0.32	0.45	0.30		2.02	0.57	(0.20)
Total from investment operations ...	0.37	0.50	0.34		2.13	0.69	(0.07)
Less distributions:
From net investment income	(0.05)	(0.05)	(0.05)		(0.11)	(0.12)	(0.14)
From net realized gains	(0.37)	(0.88)	(1.74)		(2.52)	(0.66)	(0.73)
Total distributions	(0.42)	(0.93)	(1.79)		(2.63)	(0.78)	(0.87)
Change in net asset value	(0.05)	(0.43)	(1.45)		(0.50)	(0.09)	(0.94)
Net asset value, end of period	$7.91	$7.96	$8.39		$9.84	$10.34	$10.43
Total return	4.41%	7.68%	3.41	%(1)	24.63%	7.06%	(0.87)%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$32,305	$34,453	$35,819		$40,104	$36,668	$39,017
Ratio of net expenses to average net assets	2.01%	1.77%	1.49	%(3)	1.40%	1.32%	1.28%
Ratio of net investment income to average net assets	0.55%	0.63%	0.69	%(3)	1.09%	1.18%	1.22%
Ratio of gross expenses to average net assets(2)	2.11%	1.89%	1.59	%(3)	1.50%	1.42%	1.38%
Portfolio turnover rate	33%	26%	21	%(1)	112%	76%	9%

(1)	Not annualized for periods less than one year.

(2)	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(3)	Annualized for periods less than one year.

See notes to financial statements.

17

LARGE CAP EQUITY FUND — CLASS H SHARES

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	Year Ended June 30,		Eight Months		Year Ended October 31,
	2020	2019	Ended June 30, 2018		2017	2016	2015
Net asset value, beginning of period	$7.93	$8.36	$9.82		$10.34	$10.43	$11.36
Income (loss) from investment operations:
Net investment income	0.05	0.07	0.05		0.12	0.15	0.14
Net realized and unrealized gains (losses) from investments	0.33	0.45	0.30		2.02	0.56	(0.19)
Total from investment operations	0.38	0.52	0.35		2.14	0.71	(0.05)
Less distributions:
From net investment income	(0.07)	(0.07)	(0.07)		(0.14)	(0.14)	(0.15)
From net realized gains	(0.37)	(0.88)	(1.74)		(2.52)	(0.66)	(0.73)
Total distributions	(0.44)	(0.95)	(1.81)		(2.66)	(0.80)	(0.88)
Change in net asset value	(0.06)	(0.43)	(1.46)		(0.52)	(0.09)	(0.93)
Net asset value, end of period	$7.87	$7.93	$8.36		$9.82	$10.34	$10.43
Total return	4.56%	7.93%	3.54	%(1)	24.76%	7.23%	(0.62)%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$6,793	$6,887	$6,333		$6,196	$5,313	$6,560
Ratio of net expenses to average net assets	1.76%	1.56%	1.35	%(3)	1.25%	1.16%	1.13%
Ratio of net investment income to average net assets	0.80%	0.85%	0.82	%(3)	1.24%	1.38%	1.33%
Ratio of gross expenses to average net assets(2)	1.86%	1.64%	1.35	%(3)	1.25%	1.16%	1.13%
Portfolio turnover rate	33%	26%	21	%(1)	112%	76%	9%

(1)	Not annualized for periods less than one year.

(2)	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(3)	Annualized for periods less than one year.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

June 30, 2020

Asset Management Fund (the “Trust”) was reorganized as a Delaware statutory trust on September 30, 1999, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management company. As an investment company, the Trust follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” As of June 30, 2020, the Trust is authorized to issue an unlimited number of shares, at no par value, in two separate series: the AAAMCO Ultrashort Financing Fund and the Large Cap Equity Fund (referred to individually as a “Fund” and collectively as the “Funds”). The AAAMCO Ultrashort Financing Fund is authorized to issue two classes of shares: Class I Shares and Class Y Shares. Class I and Class Y Shares of the AAAMCO Ultrashort Financing Fund have the same rights and obligations except: (i) Class I Shares bear a distribution fee, while Class Y Shares do not have distribution fees, which will cause Class I Shares to have a higher expense ratio and to pay lower dividends than those related to Class Y Shares; (ii) other expenses, which are determined to properly apply to one class of shares upon approval by the Board of Trustees of the Trust (“Board”), will be borne solely by the class to which such expenses are attributable; and (iii) each class will have exclusive voting rights with respect to the matters relating to its own distribution arrangements. The AAAMCO Ultrashort Financing Fund commenced operations on June 6, 2017. The Large Cap Equity Fund is authorized to issue two classes of shares: Class AMF Shares and Class H Shares. Class AMF and Class H Shares of the Large Cap Equity Fund have the same rights and obligations except: (i) Class AMF Shares bear a distribution fee, while Class H Shares do not have any distribution fee, which will cause Class AMF Shares to have a higher expense ratio and to pay lower dividend rates than those related to Class H Shares; (ii) other expenses, which are determined to properly apply to one class of shares upon approval by the Board, will be borne solely by the class to which such expenses are attributable; and (iii) each class will have exclusive voting rights with respect to the matters relating to its own distribution arrangements.

On February 28, 2020 the Board approved the liquidation of the Ultra Short Mortgage Fund. Such liquidation took place on April 30, 2020.

The Trust maintains an insurance policy that insures its officers and trustees against certain liabilities. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund.

A. Significant accounting policies are as follows:

SECURITY VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

●	Level 1 — quoted prices in active markets for identical assets

●	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

The Funds’ prices for equity securities are generally provided by an independent third party pricing service approved by the Board as of the close of the regular trading session of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of each Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the mean of the latest bid and ask quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value (“NAV”) as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

19

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020

The Funds’ debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Board. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. Repurchase agreements are valued at par daily, as long as the fair market value of collateral is sufficient to support this valuation. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. If a pricing service is unable to provide valuations for a particular security or securities, or the Pricing Committee has determined that such valuations are unreliable, the Board has approved the use of a fair valuation methodology implemented by the Pricing Committee to fair value the security or securities.

Within the fair value pricing methodology implemented by the Pricing Committee, among the more specific factors that are considered in determining the fair value of investments in debt instruments are: (1) information obtained with respect to market transactions in such securities or comparable securities; (2) the price and extent of public trading in similar securities of the issuer or comparable securities; (3) the fundamental analytical data relating to the investment; (4) quotations from broker/ dealers, yields, maturities, ratings and various relationships between securities; and (5) evaluation of the forces which influence the market in which these securities are purchased and sold. The fair valuation process also takes into consideration factors such as interest rate changes, movements in credit spreads, default rate assumptions, repayment assumptions, type and quality of collateral, and security seasoning. Imprecision in estimating fair value can impact the amount of unrealized appreciation or depreciation recorded for a particular security, and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

Fair value pricing, including evaluated prices obtained from pricing services, is inherently a process of estimates and judgments. Fair value prices may fluctuate less than market prices due to technical issues which may impact the prices at which the Funds can purchase or sell securities. Market prices can be impacted by technical factors such as short term changes in market liquidity and volatility which may not directly impact fair value prices. In addition, changes in the value of portfolio investments priced at fair value may be less frequent and of greater magnitude than changes in the price of securities that trade frequently in the marketplace, resulting in potentially greater NAV volatility.

While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values at the time of pricing, the Trust cannot ensure that fair value prices would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security, particularly in a forced or distressed sale.

The following is a summary of the investments based on the inputs used to value the Funds’ investments as of June 30, 2020:

Portfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
AAAMCO Ultrashort Financing Fund
Adjustable Rate Mortgage-Related Securities	$—	$3,387,984	$—	$3,387,984
Fixed Rate Mortgage-Related Securities	—	2,363,336	—	2,363,336
Investment companies	1,207,664	—	—	1,207,664
Repurchase Agreements	—	400,669,852	—	400,669,852
Total Investments	1,207,664	406,421,172	—	407,628,836
Large Cap Equity Fund
Common stocks	37,805,911	—	—	37,805,911
Investment companies	1,344,305	—	—	1,344,305
Total Investments	39,150,216	—	—	39,150,216

As of June 30, 2020, there were no Level 3 securities held by the Funds. There were no transfers to or from Level 3 as of June 30, 2020, based on levels assigned to securities as of June 30, 2020.

20

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020

REPURCHASE AGREEMENTS

AAAMCO Ultrashort Financing Fund may invest in obligations of the U.S. Government or other obligations that are not subject to any investment limitation on the part of national banks that may be purchased from government securities dealers or the custodian bank, subject to the seller’s agreement to repurchase them at an agreed upon date and price. The Fund, through the custodian or other contracted parties, receives delivery of the underlying collateral for each repurchase agreement. The Fund requires the custodian or other contracted parties to take possession of all collateral for repurchase agreements. The Fund requires the fair value of collateral underlying the repurchase agreement to be at least 102% of the repurchase price, including any accrued interest earned on the repurchase agreement. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by a Fund may be delayed or limited.

The Fund may enter into transactions subject to enforceable netting arrangements (“netting arrangements”) under a repurchase agreement. Generally, netting arrangements allow the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty. In addition, netting arrangements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of June 30, 2020, the AAAMCO Ultrashort Financing Fund has invested in the repurchase agreements described below, with gross exposures on the Statement of Assets and Liabilities, that could be netted subject to netting agreements.

The following table presents the repurchase agreements, which are subject to netting arrangements, as well as the collateral received related to those repurchase agreements.

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund Name	Counterparty	Weighted Average Days to Maturity	Gross Amounts of Assets Presented In Statements of Assets and Liabilities	Financial Instruments*	Net Amount
AAAMCO Ultrashort Financing Fund	Amherst Pierpont
	Securities, LLC	7.00	$4,500,000	$(4,500,000)	$—-
	BCM High Income Fund, L.P.	Open	22,876,916	(22,876,916)	—
	BMO Capital Markets	Open	41,888,719	(41,888,719)	—
	Brean Capital	1.00	73,760,000	(73,760,000)	—
	Capstead Mortgage	7.00	27,655,000	(27,655,000)	—
	JVB Financial	27.00	5,612,083	(5,612,083)	—
	NMSI, Inc.	2.00	63,233,088	(63,233,088)	—
	Orchid Island	1.00	11,428,000	(11,428,000)	—
	Solomon Hess	Open	79,716,047	(79,716,047)	—
	Stifel Nicolaus & Co.	1.00	70,000,000	(70,000,000)	—
	Total		$400,669,852	$(400,669,852)	$—

*	Collateral presented is disclosed up to the fair value of the asset; therefore, collateral received may be in excess of the collateral presented.

REVERSE REPURCHASE AGREEMENTS

The AAAMCO Ultrashort Financing Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

21

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020

As of June 30, 2020 the Fund held no reverse repurchase agreements.

The average amount of reverse repurchase agreements outstanding during the year ended June 30, 2020, was $9,612,667 at a weighted average interest rate of 1.51%.

SECURITIES PURCHASED OR SOLD ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

Each Fund may purchase or sell securities on a when-issued basis or delayed-delivery basis. With when-issued transactions, securities are bought or sold during the periods between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased or sold on a delayed-delivery basis, the price of the securities is fixed at the time of the commitment to purchase or sell is made, but settlement may take place at a future date. By the time of delivery, securities purchased or sold on a when-issued or delayed-delivery basis may be valued at less than the purchase or sell price. At the time when- issued or delayed-delivery securities are purchased or sold, a Fund must set aside funds or securities in a segregated account to pay for the purchase or as collateral for the sale. There were no securities purchased or sold on a when-issued or delayed-delivery basis held by the Funds as of June 30, 2020.

MORTGAGE-BACKED TO-BE-ANNOUNCED TRANSACTIONS

A Mortgage-Backed To-Be-Announced (“TBA”) trade represents a forward contract for the purchase or sale of single-family mortgage-related securities to be delivered on a specified future date. In a typical TBA trade, the specific pool of mortgages that will be delivered to fulfill the forward contract are unknown at the time of the trade. The parties to a TBA trade agree upon the issuer, coupon, price, product type, amount of securities and settlement date for delivery. Settlement for TBA trades is standardized to occur on one specific day each month. The mortgage-related securities that ultimately will be delivered, and the loans backing those mortgage-related securities, frequently have not been created or originated at the time of the TBA trade, even though a price for the securities is agreed to at that time.

The AAAMCO Ultrashort Financing Fund may engage in TBA transactions to manage cash positions as well as to manage interest rate and prepayment risks. The Fund may engage in forward sales of TBA trades only when the Fund has identified the actual mortgage pool held in position to be delivered in fulfillment of the TBA trade obligation (specifying the pool or CUSIP number). These pools must be deliverable into the sold TBA position. There were no mortgage-backed TBA positions held in the AAAMCO Ultrashort Financing Fund at June 30, 2020.

DISTRIBUTIONS TO SHAREHOLDERS

AAAMCO Ultrashort Financing Fund:

Dividends from net investment income are declared daily and paid monthly. Net short-term and long-term capital gains, if any, are declared and paid annually.

Large Cap Equity Fund:

Dividends from net investment income are declared and paid at least quarterly. Net short-term and long-term capital gains, if any, are declared and paid annually.

For both Funds, distributions from net investment income and from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. reclass of dividend distribution and return of capital), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as distributions of capital.

FEDERAL TAXES

No provision is made for Federal income taxes as it is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last three tax year ends as well as the most recent fiscal year end which has yet to be filed). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

22

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020

financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSE ALLOCATION

Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses that arise in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets or other reasonable basis.

OTHER

Investment transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, investment transactions are reported on the trade date. Interest income is recorded on the accrual basis, amortization and accretion is recognized using the effective interest method and based on the anticipated effective maturity date, and the cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statements of Operations.

The Funds’ net asset values per share may fluctuate daily. For each Fund, net asset value per share is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. For Large Cap Equity Fund, the net asset value per share is rounded to the nearest whole cent ($0.01). For the Ultrashort Financing Fund, the net asset value per share is rounded to the nearest one hundredth of one cent ($0.0001).

B. Fees and transactions with affiliates were as follows:

FEES AND TRANSACTIONS WITH AFFILIATES

Austin Atlantic Asset Management Company “AAAMCO” serves the Funds as investment adviser (the “Adviser”). The Adviser is a wholly-owned subsidiary of Austin Atlantic Inc. “AAI”. AAI is controlled by Rodger D. Shay, Jr., President of Austin Atlantic Capital Inc. “AACI”, also a wholly-owned subsidiary of AAI.

As compensation for investment advisory services, the Funds pay an investment advisory fee monthly based upon an annual percentage of the average daily net assets of each Fund as follows:

The investment advisory fee rate for the AAAMCO Ultrashort Financing Fund is 0.30% of average daily net assets. The Adviser voluntarily waived $436,569, of the investment advisory fee for the year ended June 30, 2020, which cannot be recouped. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under GAAP)) exceed 0.30% for Class Y shares and 0.35% for Class I shares through October 28, 2020. If it becomes unnecessary for the Adviser to contractually waive fees or make reimbursements, the Adviser may recapture any of its prior contractual waivers or reimbursements for a period not to exceed three years from the fiscal year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under GAAP)) to exceed the applicable expense limitation in effect at time of recoupment or that was in effect at the time of the waiver or reimbursement, whichever is lower. The Adviser cannot terminate this agreement prior to October 28, 2020. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will also terminate automatically upon termination of the investment advisory agreement. For the year ended June 30, 2020, the Adviser contractually reduced investment advisory fees and/or reimbursed other operating expenses of the Fund in the amounts of $444,911.

The Adviser has retained Treesdale Partners, LLC (the “Sub-adviser”) to perform a daily review of repurchase agreement collateral for the AAAMCO Ultrashort Financing Fund under the terms of a Sub-Advisory Agreement. The Adviser (not the Fund) pays Treesdale a fee for these services.

As of June 30, 2020, the AAAMCO Ultrashort Financing Fund had the following amounts (and year of expiration) subject to repayment to the Adviser:

Year Waived	Year Repayment Expires	Balance
2018	2021	$189,472
2019	2022	$408,200
2020	2023	$444,911

The Adviser has retained System Two Advisors, L.P. (the “Sub-adviser”) to perform the daily investment of the assets of the Large Cap Equity Fund under the terms of a Sub-Advisory Agreement. The Adviser (not the Fund) pays the Sub-Adviser a fee for these services.

23

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020

The investment advisory fee rate for the Large Cap Equity Fund is 0.65% of the first $250 million and 0.55% for assets over $250 million. The Adviser voluntarily waived a portion of its fee in an amount equal to 0.10% of the daily average net assets so that the Fund paid 0.55% of average daily net assets for the year ended June 30, 2020, which cannot be recouped.

AACI serves the Trust as distributor (the “Distributor”). The Distributor is a wholly-owned subsidiary of AAI.

As compensation for distribution services, the Trust pays the Distributor a distribution fee monthly in accordance with the distribution plan adopted by the Trust, pursuant to Rule 12b-1 under the 1940 Act, based upon an annual percentage of the average daily net assets of each Fund as follows:

The distribution fee rate for the AAAMCO Ultrashort Financing Fund Class I Shares is 0.10% of average daily net assets. The AAAMCO Ultrashort Financing Fund Class Y Shares do not have a distribution fee.

The distribution fee rate for the Large Cap Equity Fund Class AMF Shares is 0.25% of average daily net assets. The Large Cap Equity Fund Class H Shares do not have a distribution fee.

There were no brokerage commissions paid to the Distributor during the year ended June 30, 2020.

BUSINESS MANAGER AND ADMINISTRATOR

The Trust has Management and Administration Agreement with Foreside Management Services, LLC (“Foreside”), who serves as business manager and administrator for the Trust on behalf of the Funds. Pursuant to the terms of the Agreement, Foreside performs and coordinates all management and administration services for the Funds either directly or through working with the Fund’s service providers. Services provided under the Agreements by Foreside include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the Securities and Exchange Commission; and maintaining books and records in accordance with applicable laws and regulations.

Pursuant to the Agreement, Foreside pays all operating expenses of the Fund not specifically assumed by the Trust, unless the Trust and the Funds’ Adviser otherwise agree to pay, including without limitation the compensation and expenses of any employees and officers of the Trust and of any other persons rendering any services to the Trust or the Funds; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Trust in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the transfer agent, dividend disbursing agent, shareholder service agent, custodian, fund accounting agent and financial administrator (excluding fees and expenses payable to Foreside) and accounting and pricing services agent; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Funds; the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to each Fund’s current shareholders; the cost of printing or preparing any documents, statements or reports to shareholders unless otherwise noted; fees and expenses of trustees of the Trust who are not interested persons of the Trust, as defined in the 1940 Act; and all other operating expenses not specifically assumed by the Trust or the Funds. In paying expenses that would otherwise be obligations of the Trust, Foreside is expressly acting as an agent on behalf of the Trust or the Funds. Such expenses are disclosed on the Statements of Operations as “Unitary fees”.

For services under the Agreement and expenses assumed by Foreside, the Ultra Short Mortgage Fund and the Large Cap Equity Funds paid Foreside an annual fee of 0.35% of average daily net assets of the Funds; subject to an aggregate minimum annual fee of $665,000 for these Funds until the Ultra Short Mortgage Fund liquidated on April 30, 2020.

From May 1, 2020 through June 30, 2020, for services under the Agreement and expenses assumed by Foreside, the Large Cap Equity Fund paid Foreside an annual fee of 0.35% of average daily net assets of the Fund; subject to an aggregate minimum annual fee of $412,000. The AAAMCO Ultrashort Financing Fund paid Foreside an annual fee of 0.08% of average daily net assets on the first $500 million, 0.06% of average daily net assets on the next $500 million and 0.04% of average daily net assets over $1 billion; subject to an aggregate minimum annual fee of $326,000. With respect to the Funds, Foreside has voluntarily agreed to waive a portion of its fee for the AAAMCO Ultrashort Financing Fund, which is disclosed on the Statements of Operations.

24

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020

C. Transactions in shares of the Funds for the years ended June 30, 2020 and 2019 were as follows:

	AAAMCO Ultrashort Financing Fund
	Year ended June 30, 2020	Year ended June 30, 2019
Shares Transactions Class I:
Sale of shares	976,001	59,450
Shares issued to shareholders in reinvestment of dividends	11,785	19,298
Shares redeemed	(919,950)	(263,457)
Net increase (decrease)	67,836	(184,709)
Shares outstanding
Beginning of period	678,675	863,384
End of period	746,511	678,675

Shares Transactions Class Y:
Sale of shares	1,448,140	56,067,000
Shares issued to shareholders in reinvestment of dividends	116,357	87,444
Shares redeemed	(18,300,456)	(4,500,410)
Net increase (decrease)	(16,735,959)	51,654,034
Shares outstanding
Beginning of period	56,747,129	5,093,095
End of period	40,011,170	56,747,129

	Large Cap Equity Fund
	Year ended June 30, 2020	Year ended June 30, 2019
Shares Transactions Class AMF:
Sale of shares	41,209	48,729
Shares issued to shareholders in reinvestment of dividends	188,809	489,482
Shares redeemed	(470,781)	(483,068)
Net increase (decrease)	(240,763)	55,143
Shares outstanding
Beginning of period	4,326,057	4,270,914
End of period	4,085,294	4,326,057

Shares Transactions Class H:
Sale of shares	67,605	149,654
Shares issued to shareholders in reinvestment of dividends	887	1,946
Shares redeemed	(74,029)	(40,979)
Net increase (decrease)	(5,537)	110,621
Shares outstanding
Beginning of period	868,453	757,832
End of period	862,916	868,453

During the year ended June 30, 2020, the Ultra Short Mortgage Fund sold a security to the AAAMCO Ultrashort Financing Fund and proceeds totaled $1,693,804. The Ultra Short Mortgage Fund realized a gain of $6,219 due to the sale of this security. This transaction, which was affected at the then current market price as provided by an independent pricing service used by the Trust, complied with Rule 17a-7 under the 1940 Act.

25

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020

D. For the year ended June 30, 2020, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

	AAAMCO Ultrashort Financing Fund	Large Cap Equity Fund
Purchases	$—	$12,568,359
Sales	—	16,239,639

For the year ended June 30, 2020, purchases and sales of U.S. Government securities, other than short-term investments, were as follows:

	AAAMCO Ultrashort Financing Fund	Large Cap Equity Fund
Purchases	$13,448,006	$—
Sales	84,098,513	—

E. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued ASU 2020-04, “Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. ASU 2020-04 provides entities with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Funds will consider this optional guidance prospectively, if applicable.

F. FEDERAL INCOME TAX INFORMATION:

The tax characteristics of distributions paid to shareholders during the fiscal years ended June 30, 2020 and 2019 for the AAAMCO Ultrashort Financing Fund were as follows:

2020	Distributions paid from Ordinary Income	Total Taxable Distributions	Total Distributions Paid*
AAAMCO Ultrashort Financing Fund	$10,308,351	$10,308,351	$10,308,351

2019	Distributions paid from Ordinary Income	Total Taxable Distributions	Total Distributions Paid*
AAAMCO Ultrashort Financing Fund	$7,502,610	$7,502,610	$7,502,610

*	Total distributions paid differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for federal income tax purposes.

26

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020

The tax characteristics of distributions paid to shareholders during the fiscal years ended June 30, 2020 and 2019 for the Large Cap Equity Fund were as follows:

	Distributions paid from Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Total Distributions Paid
2020
Large Cap Equity Fund	$238,723	$1,879,182	$2,117,905	$2,117,905
2019
Large Cap Equity Fund	281,468	4,265,435	4,546,903	4,546,903

At June 30, 2020, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
AAAMCO Ultrashort Financing Fund	$407,616,153	$12,986	$(303)	$12,683
Large Cap Equity Fund	30,871,580	10,037,573	(1,758,937)	8,278,636

As of June 30, 2020, the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings (Deficit)
AAAMCO Ultrashort Financing Fund .	$121,252	$—	$121,252	$(158,021)	$(62,255)	$12,683	$(86,341)
Large Cap Equity Fund	—	1,063,665	1,063,665	—	—	8,278,636	9,342,301

As of June 30, 2020, there were no differences in book and tax basis unrealized appreciation/(depreciation).

The Funds’ ability to utilize capital loss carry-forwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Fund	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
AAAMCO Ultrashort Financing Fund	$62,255	$—

During the tax year ended June 30, 2020, AAAMCO Ultra Short Financing Fund utilized $48,191 of its capital loss carryforward.

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. To the extent these differences are permanent, adjustments are made to the appropriate components of net assets in the period that these differences arise.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These

27

NOTES TO FINANCIAL STATEMENTS (concluded)

June 30, 2020

reclassifications may relate to tax equalization, expiration of capital loss carry-forwards and changes in tax characterization. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At June 30, 2020, the following reclassifications were recorded:

Fund	Distributable Earnings/ (Accumulated Deficit)	Paid in Capital
Large Cap Equity Fund	$(98,714)	$98,714

G. OTHER RECENT DEVELOPMENTS

The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Funds hold, and may adversely affect the Funds’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things: quarantines and travel restrictions, including border closings, strained healthcare systems, event cancellations, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the marketplace, including equity and debt market losses and overall volatility, and the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

H. BENEFICIAL SHARE TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2020, the following entities owned beneficially or of record 25% or greater of the Fund’s outstanding shares. The shares may be held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

Fund	Beneficial Owner	% Ownership
AAAMCO Ultrashort Financing Fund	Bethpage Federal Credit Union	98.2%

I. CONCENTRATION OF OWNERSHIP

A significant portion of the AAAMCO Ultrashort Financing Fund’s shares may be held in a limited number of shareholder accounts, including in certain omnibus or institutional accounts which typically hold shares for the benefit of other underlying investors. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by a Fund, this could have a disruptive impact on the efficient implementation of the Funds’ investment strategy.

J. TRUSTEE COMPENSATION

The Independent Trustees are compensated for their services to the Trust by Foreside as part of the Management and Administration Agreement. Each Independent Trustee receives an annual retainer plus meeting fees (which vary depending on whether attendance is in person or by telephone). Collectively, the Independent Trustees were paid $108,000 in fees during the year ended June 30, 2020, for the entire Trust, which include other funds not managed by AAAMCO. Foreside paid Trustee compensation in the amount of $54,000 on behalf of the Funds. In addition, Foreside reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance of meetings.

K. SUBSEQUENT EVENTS

The Funds have evaluated events from June 30, 2020, through the date that these financial statements were issued. There are no subsequent events to report that would have a material impact on the Funds’ financial statements.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Austin Atlantic Funds and
Board of Trustees of Asset Management Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AAAMCO Ultrashort Financing Fund and Large Cap Equity Fund (the “Austin Atlantic Funds” or the “Funds”), each a series of Asset Management Fund, as of June 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, including the related notes, for AAAMCO Ultrashort Financing Fund, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the six periods in the period then ended for Large Cap Equity Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian and counterparties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2014.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 27, 2020

29

ADDITIONAL INFORMATION

June 30, 2020 (Unaudited)

Other Federal Income Tax Information

For the fiscal year ended June 30, 2020, certain distributions paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2020, Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended June 30, 2020, qualify for corporate dividends received deduction for the following Fund:

Fund	Percentage
Large Cap Equity Fund	100%

For the fiscal year ended June 30, 2020, the following Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage
Large Cap Equity Fund	100%

Pursuant to Section 852 of the Internal Revenue Code, Large Cap Equity designates $1,063,665 as a long-term capital gain for June 30, 2020.

In addition to the long term capital gain distributions, during 2020 the Fund utilized equalization accounting for tax purposes whereby a portion of redemption payments were treated as distributions of long term capital gains of $98,714.

30

ADDITIONAL INFORMATION (continued)

June 30, 2020 (Unaudited)

Trustees and Officers of Asset Management Fund
Name, Address and Age[1]	Position(s) Held with Trust, Length of Time and Term of Office	Principal Occupation(s) During Past 5 years, Prior Relevant Experience and Other Directorships During the Past Five Years	Number of Funds in the Trust Overseen
Independent Trustees
David J. Gruber Year of Birth: 1963	Chairman of the Board since 2019. Trustee since 2015. Indefinite Term of Office.	Director of Risk Advisory Services for Holbrook and Manter, CPAs from January 2016 to present; President of DJG Financial Consulting, LLC (financial consulting firm), 2007 to 2015; Independent Trustee for Oak Associates Funds (7 Funds), Audit Committee Chair, 2019 to present; Independent Trustee for Monteagle Funds (6 Funds), Audit Committee Chair, Valuation Committee member from 2015 to present; Board member of Cross Shore Discovery Fund, Audit Committee Chair, 2014 to present; Board member of Fifth Third Funds, 2003 to 2012.	4
Carla S. Carstens Year of Birth:1951	Trustee since 2015. Indefinite Term of Office.	Trustee, Vice Chair and Chair of the Governance Committee of Resurrection University, 2019 to present; Board member and past Chair of Strategic Planning,and Diversity Initiatives Committees of Financial Executives International Chicago, 2009 to 2020; Board of Directors and Audit Committee Chair of Chicago Yacht Club Foundation, 2015 to 2017; Board member and Treasurer of Athena International, 2010 to 2016; and Advisory Board of Directors of AIT Worldwide Logistics, 2013 to 2015; a National Association of Corporate Directors Governance Fellow.	4
James A. Simpson Year of Birth: 1970	Trustee since 2018. Indefinite Term of Office	President, ETP Resources, LLC, a financial services consulting company, 2009 to present. Trustee of Virtus ETF Trust II, 2015 to present and Trustee of ETFis Series Trust I, 2014 to present.	4

[1]	The mailing address of each Independent Trustee and Officer is 690 Taylor Road, Suite 210, Gahanna, OH 43230.

31

ADDITIONAL INFORMATION (continued)

June 30, 2020 (Unaudited)

Trustees and Officers of Asset Management Fund
Name, Address and Age[1]	Position(s) Held with Trust, Length of Time and Term of Office	Principal Occupation(s) During Past 5 years, Prior Relevant Experience and Other Directorships During the Past Five Years	Number of Funds in the Trust Overseen
Officers
C. David Bunstine Year of Birth: 1965	President since 2018.	Managing Director, Foreside Financial Group, LLC (Formerly Beacon Hill Fund Services, Inc.), 2013 to present. Director, Citi Fund Services Ohio, Inc., 2007 to 2013.	N/A
Trent M. Statczar Year of Birth: 1971	Treasurer since 2009.	Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2008 to present.	N/A
Eimile J. Moore Year of Birth: 1969	Chief Compliance Officer since 2016. AML Officer since 2016.	Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2011 to present; Chief Compliance Officer of Diamond Hill Funds 2014 to 2018.	N/A
Jennifer Gorham Year of Birth:1981	Secretary since 2016.	Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2015 to present; Paralegal, Red Capital Group, LLC, from 2011 to 2015.	N/A

[1]	The mailing address of each Independent Trustee and Officer is 690 Taylor Road, Suite 210, Gahanna, OH 43230.

32

ADDITIONAL INFORMATION (continued)

June 30, 2020 (Unaudited)

A. SECURITY ALLOCATION

AAAMCO ULTRASHORT FINANCING FUND

Security Allocation	Percentage of Net Assets
Assets:
Repurchase Agreements	98.3%
Adjustable Rate Mortgage-Related Securities	0.8
Fixed Rate Mortgage-Related Securities	0.6
Investment companies	0.3
Total	100.0%

LARGE CAP EQUITY FUND

Security Allocation	Percentage of Net Assets
Assets:
Common stocks	96.7%
Investment companies	3.4
Total	100.1%

B. EXPENSE COMPARISON:

As a shareholder of the Funds, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 through June 30, 2020.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expense Paid During Period* 1/1/20 – 6/30/20	Expense Ratio During Period** 1/1/20 – 6/30/20
AAAMCO Ultrashort Financing Fund - Class I	$ 1,000.00	$ 1,004.90	$ 1.35	0.27%
AAAMCO Ultrashort Financing Fund - Class Y	1,000.00	1,005.20	1.10	0.22%
Large Cap Equity Fund - Class AMF	1,000.00	946.90	10.70	2.21%
Large Cap Equity Fund - Class H	1,000.00	947.80	9.49	1.96%

*

Expenses are equal to the Funds’ annualized expenses ratio multiplied by the average account value of the period, multiplied by the number of days in the most recent half fiscal year (181) divided by the number of days in the current year (366).

**	Annualized.

33

ADDITIONAL INFORMATION (continued)

June 30, 2020 (Unaudited)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expense Paid During Period* 1/1/20 – 6/30/20	Expense Ratio During Period** 1/1/20 – 6/30/20
AAAMCO Ultrashort Financing Fund - Class I	$ 1,000.00	$ 1,023.52	$ 1.36	0.27%
AAAMCO Ultrashort Financing Fund - Class Y	1,000.00	1,023.77	1.11	0.22%
Large Cap Equity Fund - Class AMF	1,000.00	1,013.87	11.07	2.21%
Large Cap Equity Fund - Class H	1,000.00	1,015.12	9.82	1.96%

*

Expenses are equal to the Funds’ annualized expenses ratio multiplied by the average account value of the period, multiplied by the number of days in the most recent half fiscal year (181) divided by the number of days in the current year (366).

**	Annualized.

C. ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT RENEWAL FOR AAMCO ULTRASHORT FINANCING FUND

The Board of Trustees (the “Board”) of Asset Management Fund (the “Trust”) approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the AAAMCO Ultrashort Financing Fund (the “Fund”), and Austin Atlantic Asset Management Co. (the “Adviser”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”) between the Adviser and Treesdale Partners, LLC (the “Sub-Adviser”), at a meeting held on February 24-25, 2020 (the “Meeting”). The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, quality and extent of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

In reviewing the Agreements, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and their compensation under such agreements; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. The Board received separate reports from the Adviser and the Sub-Adviser that, among other things, outlined the services provided by the Adviser and the Sub-Adviser to the Fund (including the relevant personnel responsible for these services and their experience); performance information for the Fund; the advisory fees for the Fund as compared to fees charged by investment advisers to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the potential for economies of scale, if any; financial data on the Adviser and the Sub-Adviser; any fall out benefits to the Adviser and its affiliates and to the Sub-Adviser; and the Adviser’s and the Sub-Adviser’s compliance programs.

In considering renewal of the Agreements for the Fund, the Board, at the Meeting, reviewed with the Adviser and the Sub-Adviser the materials provided. The Board, which is composed entirely of Independent Trustees, also met independently of management to review and discuss materials received from the Adviser, the Sub-Adviser, Foreside Management Services, LLC (“Foreside”) and Trust counsel. The Board applied its business judgment to determine whether the Agreements continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board, in its judgment, had received sufficient information to renew the Agreements. The

34

ADDITIONAL INFORMATION (continued)

June 30, 2020 (Unaudited)

Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Adviser and the Sub-Adviser manage the Fund and knowing the Fund’s investment advisory fees. In determining to renew the Agreements for the Fund, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together, including the factors set forth below.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services provided by the Adviser and the Sub-Adviser to the Fund under the Agreements. With respect to the Advisory Agreement, the Board noted that the Adviser is responsible for managing the Fund’s investments, which is done through its portfolio management team and the Adviser’s Credit Committee. The Board reviewed the experience and skills of the Adviser’s portfolio management team. The Board considered the compliance program established by the Adviser. The Board additionally considered the oversight provided by the Adviser with respect to valuation of portfolio securities. With respect to the Sub-Advisory Agreement, the Board noted that the Sub-Adviser is primarily focused on developing and implementing quantitative analytics for overseeing the risk management of the Fund’s investment exposures. The Board considered the background and experience of the personnel at the Sub-Adviser that provide the services under the Sub-Advisory Agreement.

The Board reviewed the Fund’s investment performance for the one-year period ended December 31, 2019, noting that the Fund’s inception date was June 7, 2017, and compared this information to the performance of a peer universe of funds in the same Morningstar category and to the performance of the Fund’s benchmark based on information and data provided by Foreside. The Board considered whether investment results were consistent with the Fund’s investment objective and policies and noted that the Fund limits its investments and investment techniques in order to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations while the peer universe of funds for the most part is not subject to such limitations. The Board noted that the Fund’s performance was in the 4th quartile of its peer universe for the one-year period ended December 31, 2019, but the Fund outperformed its benchmark during the same period. The Board considered the Adviser’s assessment of the negative impact of the Fund’s shorter duration positioning than its peers during the bond market rally through September 2019.

In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of the services provided to the Fund by the Adviser and the Sub-Adviser under the Agreements have been and are expected to remain satisfactory.

Fees and Expenses. The Board reviewed the Fund’s contractual investment advisory fees, sub-advisory fees and total net expense ratios. The Board considered that the sub-advisory fees are paid by the Adviser from its investment advisory fee. The Board received information, based upon Morningstar data comparing the Fund’s contractual investment advisory fees and total net expense ratio to the contractual investment advisory fees and total net expense ratios of funds in a peer group based upon asset size and in a peer universe. The peer group and peer universe included funds in the same Morningstar category as the Fund. The information provided to the Board showed that the Fund’s contractual investment advisory fees were below the average and at the median of the peer group. The Board also considered that the Adviser has contractually agreed through October 28, 2020 to limit total Fund operating expenses, including waiving advisory fees, if necessary, and that, with the effect of the expense limitation, the Fund’s investment advisory fees were below the average and the median of the peer group and the Fund’s total net expense ratio (Class I shares) was lower than the average and at the median of the peer group. On the basis of all the information provided, the Board concluded that the investment advisory fees and sub-advisory fees continue to be reasonable and appropriate in light of the nature, quality and extent of services provided by the Adviser and the Sub-Adviser.

Profitability. The Board received the financial statements of the Adviser and the Sub-Adviser and considered information related to the estimated profitability to the Adviser and the Sub-Adviser from their relationship with the Fund. Based upon the information provided, the Board concluded that any profits realized by the Adviser and the Sub-Adviser in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any such economies of scale. The Board considered the current net assets of the Fund and the Adviser’s commitment to limit total Fund operating expenses through at least October 28, 2020. The Board concluded that the investment advisory fee schedule for the Fund and the expense limitation reflect an appropriate level of sharing of any economies of scale as may exist in the management of the Fund at current asset levels.

35

ADDITIONAL INFORMATION (continued)

June 30, 2020 (Unaudited)

Other Benefits to the Investment Adviser and Sub-Adviser. The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliate, Austin Atlantic Capital Inc. (the “Distributor”), which acts as the Fund’s distributor, as a result of the Adviser’s relationship with the Fund. The Board considered payments under the Fund’s Rule 12b-1 Plan to the Distributor. The Board noted that the Distributor does not execute portfolio transactions on behalf of the Fund. The Board also considered that the Adviser does not use brokerage of the Fund to obtain third party research. The Board noted the Sub-Adviser’s statement regarding other risk advisory work received by the Sub-Adviser as a result of its involvement with the Fund. The Board determined that the character and amount of other incidental benefits received by the Adviser, the Distributor and the Sub-Adviser were not unreasonable.

Conclusion. Based upon all the information considered and the conclusions reached, the Board unanimously determined that the terms of the Agreements continue to be fair and reasonable and that continuation of the Agreements for the Fund is in the best interests of the Fund.

D. ADVISORY AGREEMENT RENEWAL FOR LARGE CAP EQUITY FUND

The Board of Trustees (the “Board”) of Asset Management Fund (the “Trust”) approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust on behalf of the Large Cap Equity Fund ( the “Fund”), and Austin Atlantic Asset Management Co. (the “Adviser”), at a meeting held on February 24-25, 2020 (the “Meeting”). The Board determined that the continuation of the Advisory Agreement is in the best interests of the Fund in light of the nature, quality and extent of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

In reviewing the Advisory Agreement, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and their compensation under such agreements; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. The Board received a report from the Adviser that, among other things, outlined the services provided by the Adviser to the Fund (including the relevant personnel responsible for these services and their experience); performance information for the Fund; the advisory fees for the Fund as compared to fees charged by investment advisers to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the potential for economies of scale, if any; financial data on the Adviser; any fall out benefits to the Adviser and its affiliates; and the Adviser’s compliance program.

In considering renewal of the Advisory Agreement for the Fund, the Board, at the Meeting, reviewed with the Adviser the materials provided. The Board, which is composed entirely of Independent Trustees, also met independently of management to review and discuss materials received from the Adviser, Foreside Management Services, LLC (“Foreside”) and Trust counsel. The Board applied its business judgment to determine whether the Advisory Agreement continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board, in its judgment, had received sufficient information to renew the Advisory Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Adviser manages the Fund and knowing the Fund’s investment advisory fees. In determining to renew the Agreement for the Fund, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together, including the factors set forth below.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services provided by the Adviser to the Fund. With respect to the Advisory Agreement, the Board noted that the Adviser is responsible for managing the Fund’s investments, which is done through its oversight of the Fund’s sub-adviser, System Two Advisors L.P. (“S2”). The Board reviewed the experience and skills of the Adviser’s personnel and the S2 portfolio manager. The Board considered the compliance program established by the Adviser.

The Board reviewed the Fund’s investment performance for the one-, three-, five- and ten-year periods ended December 31, 2019 and compared this information to the performance of a peer universe of funds in the same Morningstar category and to the performance of the Fund’s benchmark index based on information and data provided by Foreside. The Board considered whether investment results were consistent with the Fund’s investment objective and policies. The Board noted that the Fund’s performance was in the 3rd quartile of its peer universe for each of one-, three-, five- and ten-year periods ended December 31, 2019 and that the Fund underperformed its benchmark in each period. The Board discussed the Fund’s performance with the Adviser. The Board noted the improved relative

36

ADDITIONAL INFORMATION (concluded)

June 30, 2020 (Unaudited)

performance of the Fund since the portfolio management of the Fund was transitioned to S2’s investment models and analytics on January 1, 2016.

In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of the services provided to the Fund by the Adviser under the Advisory Agreement have been and are expected to remain satisfactory.

Fees and Expenses. The Board reviewed the Fund’s contractual investment advisory fees and total net expense ratios. The Board considered that the sub-advisory fees are paid by the Adviser from its investment advisory fee. The Board received information, based upon Morningstar data comparing the Fund’s contractual investment advisory fees and total net expense ratio to the contractual investment advisory fees and total net expense ratios of funds in a peer group based upon asset size and in a peer universe. The peer group and peer universe included funds in the same Morningstar category as the Fund. The information provided to the Board showed that the Fund’s contractual investment advisory fees were below the average and the median of the applicable peer group. The information provided to the Board showed that, the Fund’s total net expense ratio (Class AMF) was within the 4th quartile of its peer group. The Board considered that the Adviser indicated its intention to continue the current voluntary investment advisory fee waiver for the Fund. On the basis of all information provided, the Board concluded that the investment advisory fees charged by the Adviser for managing the Fund continue to be reasonable and appropriate in light of the nature, quality and extent of services provided by the Adviser.

Profitability. The Board received the financial statements of the Adviser and considered information related to the estimated profitability to the Adviser from its relationship with the Fund. Based upon the information provided, the Board concluded that any profits realized by the Adviser in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any such economies of scale through breakpoints in fees or otherwise. The Board noted that the investment advisory fee structure is comprised of breakpoints for the Fund. The Board also considered the current net assets of the Fund. The Board concluded that the investment advisory fee schedule for the Fund reflects an appropriate level of sharing of any economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to the Adviser. The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliate, Austin Atlantic Capital Inc. (the “Distributor”), which acts as the Fund’s Distributor, as a result of the Adviser’s relationship with the Fund. The Board considered payments under the Fund’s Rule 12b-1 Plan to the Distributor. The Board noted that the Distributor does not execute portfolio transactions on behalf of the Fund. The Board also considered that the Adviser does not use brokerage of the Fund to obtain third party research. The Board determined that the character and amount of other incidental benefits received by the Adviser and the Distributor were not unreasonable.

Conclusion. Based upon all the information considered and the conclusions reached, the Board unanimously determined that the terms of the Advisory Agreement continue to be fair and reasonable and that continuation of the Advisory Agreement for the Fund is in the best interests of the Fund.

E. ADVISORY AGREEMENT RENEWAL FOR ULTRA SHORT MORTGAGE FUND

The Board of Trustees (the “Board”) of Asset Management Fund (the “Trust”) approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Ultra Short Mortgage Fund ( the “Fund”), and Austin Atlantic Asset Management Co. (the “Adviser”), at a meeting held on February 24-25, 2020 (the “Meeting”). The Board considered that the Adviser had proposed, and the Board had approved at the Meeting, a plan to liquidate the Fund on or about April 30, 2020. The Board determined, in the exercise of its reasonable business judgment, that the continuation of the Advisory Agreement was in the best interests of shareholders in order to effectuate the orderly liquidation of the Fund.

OTHER INFORMATION:

The Adviser or S2 is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser or S2 uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge by calling toll free 1-800-247-9780 or on the Securities and Exchange Commission’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The filings are available upon request, by calling 800-701-9780. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request, by calling 800-247-9780.

37

DISTRIBUTOR

Austin Atlantic Capital Inc.
1 Alhambra Plaza, Suite 100
Coral Gables, FL 33134

ADVISER

Austin Atlantic Asset Management Company
1 Alhambra Plaza, Suite 100
Coral Gables, FL 33134

SUB-ADVISER FOR AAAMCO ULTRASHORT FINANCING FUND

Treesdale Partners, LLC
1325 Avenue of the Americas, Suite 2302
New York, NY 10019

SUB-ADVISER FOR LARGE CAP EQUITY FUND

System Two Advisors, L.P.
47 Maple Street, Suite 303A
Summit, NJ 07901

FINANCIAL ADMINISTRATION AND TRANSFER AND DIVIDEND AGENT

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60601

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street
Chicago, IL 60601

CUSTODIAN

Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

BUSINESS MANAGER AND ADMINISTRATOR

Foreside Management Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

AMF ANN 0620

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is David Gruber, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. Audit fees totaled $78,000 and $93,000 in fiscal years 2020 and 2019 respectively, including fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-CEN.

(b)	Audit-Related Fees. There were no audit related fees billed in fiscal years 2020 and 2019.

(c)	Tax Fees. Fees for tax compliance and review services totaled $15,000 and $15,000 in fiscal years 2020 and 2019, respectively.

(d)	All Other Fees. There were no other fees in fiscal years 2019 and 2018.

(e)(1)	Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the trust’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to the fund, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	2020 0% 2019 0%

(f)	Not applicable

(g)	2020 $15,000 2019 $15,000

(h)        The Audit Committee considered the non-audit services rendered to the registrant’s investment adviser and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)       The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Asset Management Fund

By (Signature and Title)

/s/ Trent Statczar
Trent Statczar
Treasurer

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ David Bunstine
David Bunstine
President

Date: September 4, 2020

By (Signature and Title)

/s/ Trent Statczar
Trent Statczar
Treasurer

Date: September 4, 2020